                    QUARTERLY SUPPLEMENTAL DISCLOSURE
                            SEPTEMBER 30, 2000

                            Table of Contents
                                                                           Page
                           Section I - Overview


Company Information                                                         2

Quarterly Highlights                                                        3

Portfolio Snapshot                                                          4

Organizational Chart                                                        5

Executive Management Team                                                   6

                    Section II - Net Asset Valuation (1)

Net Asset Value Summary                                                     7

Net Asset Value Calculation                                                 8

                   Section III - Financial Information

Market Capitalization                                                       9

Shareholder Information                                                     10

Operating Statements - Including Joint Venture Activity                     11

Operating Statements - by Segment (Retail & Multi-Family)                   12

Operating Statements - Current v. Historic                                  13

Net Operating Income - Same Property Performance                            14

                                                                           Page



Funds from Operations                                                       15

Balance Sheets                                                              16

Selected Operating Ratios                                                   17

Debt Analysis - Wholly Owned and Unconsolidated Subsidiaries                18

Debt Maturity Schedule                                                      20

Unencumbered Properties                                                     21

                   Section IV - Portfolio information

Portfolio Overview  - By Region and Property Type                           22

Commercial Properties by Region - Summary                                   23

Commercial Properties by Region - Detail                                    24

Top 25 Tenants                                                              28

Anchor Tenant Summary                                                       29

Lease Expirations                                                           37

Residential Properties                                                      43

Properties under Redevelopment                                              44

(1) The enclosed Net Asset Value ("NAV") calculation is computed as of December 31, 1999. NAV is computed at the end of each year and will be updated during the year only if a significant change in any of the determinants of NAV occurs.

                SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements contained in this Quarterly Supplementary Disclosure constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, the following: general economic and business conditions, which will, among other things, affect demand for rental space, the availability and creditworthiness of prospective tenants, lease rents and the availability of financing; adverse changes in the Company's real estate markets, including, among other things, competition with other companies; risks of real estate development and acquisition; governmental actions and initiatives; and environmental/safety requirements.

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                               SEPTEMBER 30, 2000

                               Company Information

Acadia Realty Trust ("Acadia"), is a fully integrated and self-managed real estate investment trust focused primarily on the ownership, acquisition, redevelopment and management of neighborhood and community shopping centers. All of Acadia's assets are held by, and all its operations are conducted through, Acadia Realty Limited Partnership (the "Operating Partnership") which was 81% controlled by Acadia as of September 30, 2000.

As of September 30, 2000, Acadia owns or has an ownership interest in fifty-eight properties, consisting of forty-seven neighborhood and community shopping centers, three enclosed malls, two mixed-use properties (one retail/office property and one retail/residential property), five multi-family properties and one redevelopment property, all located in the Eastern and Midwestern regions of the United States.

Corporate Headquarters          20 Soundview Marketplace              Research Coverage          Credit Suisse First Boston
                                Port Washington, NY 11050-2221                                   Larry Raiman
                                                                                                 (212) 892-2380
New York Stock Exchange         Symbol AKR

Web Site                        www.acadiarealty.com                  Investor Relations         Jon Grisham
                                                                                                 Vice President
                                                                                                 (516) 767-7550
                                                                                                 jgrisham@acadiarealty.com

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                               SEPTEMBER 30, 2000

                               Quarter Highlights


o Funds from Operations ("FFO") on a per share basis were $0.21 for the third quarter 2000 and $0.67 per share year-to-date

     FFO for the third quarter 2000 was $7.4 million, or $0.21 per share (basic and fully diluted), which included lease termination income of $0.01 per share in connection with the redevelopment of the Abington Towne Center. This compares to $0.21 per share for the third quarter 1999, excluding FFO of $0.04 per share attributable to settlement of litigation with a former tenant and the settlement of tenant bankruptcy claims.

o    Year-to-date same property net operating income increased 4% over 1999

     Same property net operating income ("NOI") for the nine months ended September 30, 2000 increased 4% over the same period in 1999, primarily attributable to increases in portfolio occupancy.

o Portfolio retail occupancy increased from 88% in the prior quarter to 90% for the current quarter

     During the third quarter, Acadia continued to make significant strides in its leasing and redevelopment programs. The Company's gains in leasing are reflected in the retail portfolio occupancy increasing from 88% to 90% for the third quarter 2000. Important anchor activity included the sale of 13 acres adjacent to the Union Plaza in New Castle, Pennsylvania, to Lowes Home Improvements. Lowes, which will construct a 135,000 square foot store, will join the three existing anchors, Sears, Ames and Peebles at this location.

o The Company continued its progress in the redevelopment program during the quarter

     Aspart of its redevelopment program, the Company previously announced the re-anchoring of the Abington Towne Center (located in the Philadelphia suburb of Abington) with a new Target store, which is expected to open prior to the end of next year. Along with the sale of approximately 160,000 square feet of the main building to the Target Corporation for $11.5 million, Acadia is "de-malling" and redeveloping the balance of the center which it will continue to own and operate. An existing anchor, T.J. Maxx, took possession of its new space in Acadia's portion of the property and is projected to open for business this month. It is anticipated that the Target sale will close prior to year-end.

     During the third quarter, the Company broke ground on the redevelopment of the Elmwood Park Shopping Center. Acadia is re-anchoring, renovating and expanding an existing 125,000 square foot shopping center by 30,000 square feet. The new anchor, a 48,000 square foot freestanding A&P Supermarket, will replace an undersized (28,000 square foot) in-line Grand Union supermarket when completed. The project also includes the expansion of an existing Walgreen's drug store.

     Acadia is continuing its redevelopment efforts on shopping centers in Methuen, Massachusetts and Burlington, Vermont. During the third quarter 2000, the Company continued to make progress at the Methuen Shopping Center in finalizing negotiations with a national discount department store to replace the previous anchor, Caldor, whose lease the Company purchased in bankruptcy. In Burlington, Vermont, the Company's planned redevelopment and de-malling of the Gateway Shopping Center has been temporarily delayed due to the bankruptcy and anticipated liquidation of Grand Union. The redevelopment, as originally planned, included the recapture of an undersized 32,000 square foot Grand Union lease and construction of a new anchor space.

o Sale of the Northwood Centre is proceeding with an anticipated close date prior to year-end

     The Northwood Centre, a 503,000 square foot mixed-use office/retail property in Tallahassee, Florida, is currently under contract for sale for $31.5 million. The sale is subject to lender's consent. Following the closing of this transaction, which is anticipated prior to year-end, annual FFO will be diluted by approximately $0.03, assuming the pay-down of outstanding mortgage debt with the net sales proceeds.

     Acadia is also exploring the sale of a portfolio of 17 retail assets located in the Southeast and Mid-Atlantic regions (primarily Pennsylvania in the Mid-Atlantic). This portfolio is encumbered by assumable, cross-collateralized financing.

o    During the third quarter of 2000, Acadia continued repurchasing its stock

     Acadia repurchased 259,800 of its shares during the third quarter 2000 for a total, since the inception of the program in June of 1999, of 1,277,305 shares for $6.9 million. As previously announced, the Company is authorized to repurchase up to $10,000,000 of its currently outstanding common shares on the open market. The program may be discontinued or extended at any time and there is no assurance that the Company will purchase the full amount authorized.

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                  SEPTEMBER 30, 2000

                               Portfolio Snapshot


                               [GRAPHIC OMITTED]


                                   --------------------------------------------

                                   58 retail and multi-family properties

                                   Approximately 11 million square feet of GLA

                                   19 Eastern and Midwestern states represented

                                   --------------------------------------------

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                               SEPTEMBER 30, 2000

                                 Management Team



                                                            Ross Dworman
                                                           Chairman & CEO
                                                                 |
                                                                 |
                                                        Kenneth F. Bernstein
                                                             President
                                                                 |
                                                                 |
                                                                 |
                                                                 |
         -----------------------------------------------------------------------------------------------------------------------
         |                         |                                     |                                          |
         |                         |                                     |                                          |
     Acquisitions            Retail Leasing                            Retail                               Construction and
         |                         |                                  Management                               Development
         |                         |                                                                                |
    Joel Braun             Timothy J. Bruce                      Joseph Napolitano                           Joseph W. Hogan
Sr. VP, Acquisitions   Sr. VP, Dir. of Leasing                    VP, Property Mgt.                  Sr. VP, Dir. of Construction
                                   |                                     |                                          |
                                   |                                     |                                          |
                                   |                                     |                                          |
                        ------------                          -----------------------------------                   |
                       |           |                         |                                  |                   |
                       |           |                         |                                  |                   |
                       |           |                         |                                  |                   |
   Gerard Thibodeaux --     Joseph Povinelli          Robert Scholem                            |           Ronald Johnston
VP, Southeast Leasing  |       VP, Leasing           VP, Property Mgt.--                        |           VP, Construction
                       |           |                                    |                       |                   |
                       |           |                                    |                       |             Construction
                       |           |                                    |                       |              Supervisors
     Richard Brock   --    Daniel Evangelista        David Bourgery     |   Thomas Donohue      |             2 Individuals
Leasing Representative | Leasing Representative    Regional Prop. Mgr.--   Regional Prop. Mgr.--
                       |                                                |                       |
                       |                                                |                       |
                       |                                                |                       |
     Harry Harmon    --                              Peter Crumback     |   Kathleen Covert     |
Leasing Representative |                           Regional Prop. Mgr.--   Regional Prop. Mgr.--
                       |                                                                        |
                       |                                                                        |
                       |                                                                        |
     Kim Gabbard     --                                                      Julia Namutka      |
Leasing Representative                                                     Regional Prop. Mgr.--


[RESTUBBED]

       ------------------------------------------------------------------------
       |                   |                                                  |
       |                   |                                                  |
       |                   |                                                  |
       |                   |                                                  |
   Residential                                                          Finance and
   Management            Legal                                        Asset Management
       |                   |                                                  |
       |                   |                                                  |
       |             Robert Masters                                     Perry Kamerman
       |        Sr. VP, General Counsel           ------------------- Sr. VP of Finance
       |                   |                      |                           |
       |                   |                      |                           |
       |                   |                      |           ---------------------------------------------------------------
       |                   |                      |           |                       |                  |                  |
  Greg Sauter         Carol Smrek                 |    Arnold Wachsberger        Maggie Hul        Jon Grisham              |
VP, Residential Mgt.  VP & Counsel                |      VP, Finance          VP, Controller     VP, Director of            |
       |                   |                      |                                   |         Financial Reporting         |
 On-site Property          |                      |                                   |                                     |
    Managers               |                      |                                   |                                     |
                      Karen Yamrus          Joseph Ginex                       Richard Hartman                        Mardi Cezcevi
                Asst. VP, Sr. Paralegal   Financial Analyst                  Assistant Controller                   Mgmt Information
                           |                                                          |                                  Systems
                           |                                                          |
                      Paralegals                                          -------------------------
                     3 Individuals                                        |                       |
                                                                          |                       |
                                                                     Accountants          Senior Lease Admin.
                                                                    4 Individuals            2 Individuals


                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                               SEPTEMBER 30, 2000

                            Executive Management Team


Ross Dworman                    Chairman of the Board and            Mr. Dworman is responsible for long-term strategic planning
                                Chief Executive Officer              for the Company. Mr. Dworman was President and Chief Executive
                                                                     Officer of RD Capital, Inc. from 1987 until the merger of RD
                                                                     Capital with Mark Centers Trust in August of 1998, forming
                                                                     Acadia Realty Trust. From 1984 to 1987, Mr. Dworman was an
                                                                     associate at Odyssey Partners, L.P., a hedge fund engaged in leveraged buy-outs and real estate investment, and from 1981 until 1984, he was a Financial Analyst for Salomon, Inc.
                                                                     Mr. Dworman received his Bachelor of Arts Degree from the
                                                                     University of Pennsylvania.


Kenneth F. Bernstein            President                            Mr. Bernstein is responsible for running all day to day
                                                                     activities of the Company including operations, acquisitions and capital markets. Mr. Bernstein served as the Chief
                                                                     Operating Officer of RD Capital, Inc. from 1990 until the
                                                                     merger of RD Capital with Mark Centers Trust in August of
                                                                     1998, forming Acadia Realty Trust. In such capacity, he was responsible for overseeing the day-to-day operations of RD
                                                                     Capital and its management companies, Acadia Management
                                                                     Company LLC and Sound View Management LLC. Prior to joining
                                                                     RD Capital, Mr. Bernstein was an associate with the New York law firm of Battle Fowler, LLP, from 1986 to 1990. Mr.
                                                                     Bernstein received his Bachelor of Arts Degree from the
                                                                     University of Vermont and his Juris Doctorate from Boston
                                                                     University School of Law.

                         ANNUAL SUPPLEMENTAL DISCLOSURE
                              DECEMBER 31, 1999 (1)

                             PORTFOLIO BREAKDOWN AND
                        NET ASSET VALUE ('NAV') ANALYSIS


                                         Private Basis
                     % of GLA          Cap Rate Range (2)           % of GAV       % of NAV
                     --------          ------------------           --------       --------
Retail (3):
Class A                14%           9.00%     to      9.50%           30%             37%

Class B                37%           9.50%     to     10.00%           36%             41%

Class C                14%          10.50%     to     11.00%            9%              6%

Class D                12%          11.50%     to     12.00%            5%              1%

Mixed-Use               5%          11.00%     to     11.50%            5%              3%

Residential            18%           9.25%     to      9.75%           15%             12%
                      ---           -----------------------           ---             ---

Total                 100%           9.60%     to     10.10%          100%            100%
                      ===           =======================           ===             ===

Equivalent Public Basis             10.60%     to     11.15%
                                    =======================


Notes:

(1) The enclosed Net Asset Value ("NAV") calculation is computed as of December 31, 1999. NAV is computed at the end of each year and will be updated during the year only if a significant change in NAV occurs.

(2) Private capitalization rates are based on private-basis NOI's. Private-basis NOI's are equal to public-basis NOI's less: (1) straight-line rents, (2) structural reserves of $0.15 per square foot for retail properties and $300 per unit reserve for residential properties and (3) 4% imputed management fees on effective rents. The above capitalization rates are based on those currently in place and are subject to future changes.

(3) A,B,C & D Classifications are determined based on factors including market demographics, location, barriers to entry and strength of tenants.


Reference page 8 for additional notes related to portfolio valuation.

                         ANNUAL SUPPLEMENTAL DISCLOSURE
                               DECEMBER 31, 1999(1)

                       Net Asset Value ('NAV') Calculation

                             (amounts in thousands)

                                                                           Notes
Net Operating income ("NOI") for the quarter ended December 31, 1999:
    Consolidated Properties                                                               $ 16,388
    Unconsolidated Joint Ventures                                                              590
                                                                                          --------
                                 Total NOI (4Q99)                                           16,978

Adjustments to 4Q99 NOI                                                                     (1,400)
                                                                                          --------

Adjusted quarterly NOI                                                                      15,578
                                                                                               x 4
                                                                                          --------
Adjusted annual NOI                                                                         62,312

Less straight-line ("S/L") rents                                                            (1,400)
                                                                                          --------

PUBLIC BASIS ANNUALIZED NOI (Excluding S/L Rents)                            3,5            60,912

Structural reserves                                                          2              (2,100)
Imputed management fees (4%)                                                                (3,600)
                                                                                          --------

PRIVATE BASIS ANNUALIZED NOI                                                              $ 55,212
                                                                                          ========



CAP RATE RANGE USED FOR VALUATION:                                           4
   Private Basis                                                                              9.60%       10.10%
   Equivalent Public Basis                                                                   10.59%       11.14%
                                                                                          --------       ------

Gross market value of real estate                                                          575,125      546,653

Value of other net assets                                                    6              38,000       38,000

Property not yet operational (at cost)                                                       7,000        7,000
                                                                                          --------       ------

GROSS MARKET VALUE OF ASSETS                                                               620,125      591,653


Mortgage debt - Consolidated properties                                                   (326,651)    (326,651)
              - Unconsolidated Joint Ventures                                              (17,255)     (17,255)

Preferred equity                                                                            (2,212)      (2,212)

Minority interest in majority owned partnerships                                            (2,500)      (2,500)
                                                                                          --------      -------

NET MARKET VALUE OF ASSETS                                                                 271,507      243,035

Common shares and units outstanding                                                         36,208       36,208
                                                                                          --------      -------

NAV PER COMMON SHARE                                                                      $   7.50      $  6.71
                                                                                          ========      =======

SHARE PRICE -  SEPTEMBER 30, 2000                                                         $  5.813      $ 5.813
                                                                                          ========      =======

PRICE / NET ASSET VALUE                                                                         78%          87%


Notes:

1  The enclosed Net Asset Value ("NAV") calculation is computed as of December
   31, 1999. NAV is computed at the end of each year and will be updated during the year only if a significant change in any determinant of NAV occurs.

2 Structural reserves represent a $0.15 per square foot replacement reserve for retail properties and $300 per unit reserve for residential properties.

3 The above values exclude the value of third party management contracts, anticipated profits from redevelopments and any transaction costs associated with liquidating the properties.

4 The above capitalization rates are based on those currently in place and are subject to future changes.

5 Based upon annualization of 4th quarter NOI, adjusted downward for seasonality and certain non-recurring items.

6  Value of other net assets is comprised of the following:
   Cash and cash equivalents                                                     $35,340
   Cash in escrow                                                                  9,707

   Rents receivable, net of allowance and unbilled (straight-line) rent            4,962
   Prepaid expenses                                                                2,952
   Due from related parties                                                           19
   Accounts payable and accrued expenses                                          (6,385)

   Distributions payable                                                          (4,371)
   Other liabilities                                                              (4,224)
                                                                                 -------
                                                                                 $38,000

               QUARTERLY SUPPLEMENTAL DISCLOSURE
                       SEPTEMBER 30, 2000

                  Total Market Capitalization



                                                                                                            Percent of
                                                                Percent of                                 Total Market
                                                               Total Equity                               Capitalization
                                                               ------------                               --------------
Total Common Shares Outstanding                                    79.3%                    28,345,057(1)
Common O.P. Units                                                  19.6%                     7,024,444
                                                                                         -------------
Combined Common Shares and O.P. Units                                                       35,369,501

Market Price as of September 30, 2000                                                    $      5.8125
                                                                                         -------------

Equity Capitalization - Common Shares and O.P. Units                                       205,585,225

Preferred O.P. Units - at cost (2)                                  1.1%                     2,212,000
                                                                  -----                  -------------

Total Equity Capitalization                                       100.0%                   207,797,225          40.3%
                                                                  ======

Debt Capitalization                                                                        308,392,395          59.7%
                                                                                         -------------         -----

Total Market Capitalization                                                              $ 516,189,620         100.0%
                                                                                         =============         =====

Weighted Average Outstanding Common Shares and O.P. Units

                                                                   Common
                                                                  Shares(1)          O.P. Units            Total
                                                                 ----------          ----------         ----------
Quarter ended September 30, 2000  - Primary and Diluted          26,789,666           8,754,294         35,543,960

Year-to-Date September 30, 2000 - Primary and Diluted            25,839,334           9,903,318         35,742,652


Quarter ended September 30, 1999 - Primary and Diluted           25,988,860          10,581,969         36,570,829

Year-to-Date September 30, 1999   - Primary and Diluted          25,641,586          10,950,810         36,592,396

Notes:

(1) As of September 30, 2000, the Company had purchased 1,233,857 shares (net of reissuance of 43,448 shares) under its Stock Repurchase Program

(2) In connection with the acquisition of the Pacesetter Park Shopping Center, the Company issued 2,212 Preferred O.P. Units which are reflected above at their stated cost of $1,000 per unit


                          Total Market Capitalization

Variable-     Fixed-Rate        Common        Common          Preferred
Rate Debt       Debt            Shares      O.P. Units        O.P. Units
21.3%           38.5%            31.9%         7.9%              0.4%

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                               SEPTEMBER 30, 2000

                             Shareholder Information

             Twelve Largest Institutional/Non-Retail Shareholders(1)

                                                                                       Percent of Out-
Shareholder                                                             Shares Held    standing Shares
-----------                                                             -----------    ---------------
Yale University                                                            3,366,616         11.9%
Rothschild Realty Investors II L.L.C.                                      3,266,667         11.5%
Howard Hughes Medical Institute                                            2,266,667          8.0%
The Board of Trustees of the Leland Stanford Junior University             2,133,333          7.5%
Harvard Private Capital Realty, Inc.                                       2,000,000          7.1%
The Vanderbilt University                                                  1,346,647          4.8%
TRW Master Trust                                                           1,200,000          4.2%
Carnegie Corporation of New York                                             942,653          3.3%
CS First Boston Inc.                                                         419,000          1.5%
Morgan Stanley Asset Management                                              412,700          1.5%
Yale University Retirement Plan for Staff Employees                          403,994          1.4%
Bear Stearns Asset Management                                                347,556          1.2%
                                                                          ----------         ----
Total of Twelve Largest Institutional/Non-Retail Shareholders             18,105,833         63.9%
                                                                          ==========         ====

Total of all Institutional/Non-Retail Shareholders                        18,963,367         66.9%
                                                                          ==========         ====


                              Operating Partnership
                                Unit Information
                              ---------------------

                                                                          Percent
                                                                    of Total O.P. Units
                                                                    -------------------
Institutional/Non-Retail O.P. Unit Holders               4,113,048          58.6%
Employee/Director O.P. Unit Holders                      1,747,990          24.9%
Other O.P. Unit Holders                                  1,163,406          16.6%
                                                         ---------         -----

Total O.P. Units                                         7,024,444         100.0%
                                                         =========         =====

(1) Based on Schedule 13F filings with the U.S. Securities and Exchange
    Commission


                   Total Share/O.P. Unit Ownership (Combined)


[ ] Institutional/Non-Retail Share &
    O.P. Unit Holders                                               65%

[ ] Retail Shareholders                                             27%

[ ] Employee/Director O.P. Unitholders                               5%

[ ] Other O.P. Unitholders                                           3%

                QUARTERLY SUPPLEMENTAL DISCLOSURE
                        SEPTEMBER 30, 2000


Statements of Operations - Including Joint Venture Activity (1)
                Current Year-to-Date - by Quarter
                          (in thousands)

                                                                 Year-to-Date                          Current Quarter

                                                                 Nine months                             3 months
                                                              ended September 30,                  ended September 30,
                                                                     2000                                   2000
                                                   ----------------------------------      ------------------------------------

                                                   Wholly Owned       JV        Total      Wholly Owned      JV           Total
                                                   ------------       --        -----      ------------      --           -----
PROPERTY REVENUES
Minimum rents                                        $ 55,472       $1,847    $ 57,319        $18,368       $613         $18,981
Percentage rents                                        1,741           57       1,798            401          7             408
Expense reimbursements                                 10,541          684      11,225          3,498        212           3,710
Other property income (2)                               2,962           58       3,020            694         21             715
                                                     --------       ------    --------        -------       ----         -------
                                                       70,716        2,646      73,362         22,961        853          23,814
                                                     --------       ------     -------        -------       ----         -------

PROPERTY EXPENSES
Property operating                                     14,567          264      14,831          4,810         98           4,908
Real estate taxes                                       8,618          448       9,066          2,991        150           3,141
                                                     --------       ------      ------         ------       ----         -------
                                                       23,185          712      23,897          7,801        248           8,049
                                                     --------       ------     -------         ------       ----         -------

NET OPERATING INCOME - PROPERTIES (2)                  47,531        1,934      49,465         15,160        605          15,765


OTHER INCOME (EXPENSE)
Property management and leasing - Home office          (2,324)           -      (2,324)          (758)         -            (758)
General and administrative                             (3,746)           -      (3,746)        (1,168)         -          (1,168)
Interest income                                           888            -         888            296          -             296
Management income                                         702            -         702            232          -             232
Other income                                               15            -          15              -          -               -
                                                     --------       ------    --------        -------       ----         -------

EBIDTA (2)                                             43,066        1,934      45,000         13,762        605          14,367

Depreciation and amortization                         (15,264)        (489)    (15,753)        (5,164)      (163)         (5,327)
Interest expense                                      (18,950)        (992)    (19,942)        (6,334)      (340)         (6,674)
Loss on sale of properties                               (839)          -         (839)          (839)         -            (839)
                                                     --------       ------    --------        -------       ----         -------

Income before minority interest                         8,013          453       8,466          1,425        102           1,527

Minority interest                                      (2,523)          -       (2,523)          (422)         -            (422)
                                                     --------       ------    --------        -------       ----         -------

NET INCOME                                           $  5,490       $  453    $  5,943        $ 1,003       $102         $ 1,105
                                                     ========       ======    ========        =======       ====         =======

[RESTUB TABLE]

                                                                        Previous Quarters

                                                             3 months                                 3 months
                                                          ended June 30,                           ended March 31,
                                                               2000                                     2000
                                             -----------------------------------      -----------------------------------

                                             Wholly Owned       JV         Total       Wholly Owned       JV        Total
                                             ------------       --         -----       ------------       --        -----
PROPERTY REVENUES
Minimum rents                                   $18,663       $ 637       $19,300         $18,441        $ 597     $19,038
Percentage rents                                    589          (5)          584             751           55         806
Expense reimbursements                            3,199         228         3,427           3,844          244       4,088
Other property income(2)                          2,031          20         2,051             237           17         254
                                                -------       -----       -------         -------        ----      -------
                                                 24,482         880        25,362          23,273          913      24,186
                                                -------       -----       -------         -------        -----     -------

PROPERTY EXPENSES
Property operating                                4,457          92         4,549           5,300           74       5,374
Real estate taxes                                 2,914         149         3,063           2,713          149       2,862
                                                 ------       -----        ------          ------         ----      -----
                                                  7,371         241         7,612           8,013          223       8,236
                                                 ------       -----        ------          ------         ----      -----

NET OPERATING INCOME - PROPERTIES(2)             17,111         639        17,750          15,260          690      15,950


OTHER INCOME (EXPENSE)
Property management and leasing - Home office      (880)          -          (880)           (686)           -        (686)
General and administrative                       (1,285)          -        (1,285)         (1,293)           -      (1,293)
Interest income                                     262           -           262             330            -         330
Management income                                   220           -           220             250            -         250
Other income                                          5           -             5              10            -          10
                                                -------       -----       -------         -------        -----     -------

EBIDTA (2)                                       15,433         639        16,072          13,871          690      14,561

Depreciation and amortization                    (5,085)       (163)       (5,248)         (5,015)        (163)     (5,178)
Interest expense                                 (6,261)       (325)       (6,586)         (6,355)        (327)     (6,682)
Loss on sale of properties                            -           -             -               -            -           -
                                                -------       -----       -------         -------        -----     -------

Income before minority interest                   4,087         151         4,238           2,501          200       2,701

Minority interest                                (1,274)          -        (1,274)           (827)           -        (827)
                                                -------       -----       -------         -------        -----     -------

NET INCOME                                      $ 2,813       $ 151       $ 2,964         $ 1,674        $ 200     $ 1,874
                                                =======       =====       =======         =======        =====     =======

(1) Quarterly results for 2000 are unaudited. Although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim period, they are subject to adjustment. The Company's equity in the earnings of unconsolidated partnerships is reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items. In total, this agrees with the equity in earnings of unconsolidated partnerships as reported in the Company's Forms 10K and 10Q for the corresponding periods.

(2) Other property income for the quarters ended September 30 and June 30, 2000 includes $200 and $1,757, respectively, of lease termination income received from tenants at the Abington Towne Center in connection with the redevelopment of the entire property.

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                               SEPTEMBER 30, 2000

                    Statements of Operations - by Segment(1)
                        Current Year-to-Date - by Quarter
                                 (in thousands)

                                                                     Current Year-to-Date

                                                                           9 months
                                                                      ended September 30,
                                                                              2000

                                                   Retail        Multi-Family      Corporate         Total
                                                   ------        ------------      ---------         -----

PROPERTY REVENUES
Minimum rents                                     $ 46,301          $11,018         $     -        $ 57,319
Percentage rents                                     1,798                -               -           1,798
Expense reimbursements                              11,225                -               -          11,225
Other property income(2)                             2,551              469               -           3,020
                                                  --------          -------         -------        --------
                                                    61,875           11,487               -          73,362
                                                  --------          -------         -------        --------

PROPERTY EXPENSES
Property operating                                  10,977            3,854               -          14,831
Real estate taxes                                    8,392              674               -           9,066
                                                  --------          -------         -------        --------
                                                    19,369            4,528               -          23,897
                                                  --------          -------         -------        --------

NET OPERATING INCOME - PROPERTIES (2)               42,506            6,959               -          49,465


OTHER INCOME (EXPENSE)
Property management and leasing - Home office            -                -          (2,324)         (2,324)
General and administrative                               -                -          (3,746)         (3,746)
Interest income                                          -                -             888             888
Management income                                        -                -             702             702
Other income                                             -                -              15              15
                                                  --------          -------         -------        --------

EBIDTA (2)                                          42,506            6,959          (4,465)         45,000

Depreciation and amortization                      (13,987)          (1,532)           (234)        (15,753)
Interest expense                                   (16,690)          (3,252)              -         (19,942)
Loss on sale of properties                            (839)               -               -            (839)
                                                  --------          -------         -------        --------

Income before minority interest                     10,990            2,175          (4,699)          8,466

Minority interest in Operating Partnership               -                -          (2,523)         (2,523)
                                                  --------          -------         -------        --------

NET INCOME                                        $ 10,990          $ 2,175         $(7,222)       $  5,943
                                                  ========          =======         =======        ========

[RESTUB TABLE]

                                                                     Current Quarter

                                                                         3 months
                                                                    ended September 30,
                                                                            2000

                                                    Retail     Multi-Family      Corporate      Total
                                                    ------     ------------      ---------      -----
PROPERTY REVENUES
Minimum rents                                       $15,279       $ 3,702         $     -       $18,981
Percentage rents                                        408             -               -           408
Expense reimbursements                                3,710             -               -         3,710
Other property income(2)                                550           165               -           715
                                                    -------       -------         -------       -------
                                                     19,947         3,867               -        23,814
                                                    -------       -------         -------       -------

PROPERTY EXPENSES
Property operating                                    3,584         1,324               -         4,908
Real estate taxes                                     2,915           226               -         3,141
                                                    -------       -------         -------       -------
                                                      6,499         1,550               -         8,049
                                                    -------       -------         -------       -------

NET OPERATING INCOME - PROPERTIES (2)                13,448         2,317               -        15,765


OTHER INCOME (EXPENSE)
Property management and leasing - Home office             -             -            (758)         (758)
General and administrative                                -             -          (1,168)       (1,168)
Interest income                                           -             -             296           296
Management income                                         -             -             232           232
Other income                                              -             -               -             -
                                                    -------       -------         -------       -------

EBIDTA (2)                                           13,448         2,317          (1,398)       14,367

Depreciation and amortization                        (4,722)         (524)            (81)       (5,327)
Interest expense                                     (5,572)       (1,102)              -        (6,674)
Loss on sale of properties                             (839)            -               -          (839)
                                                    -------       -------         -------       -------

Income before minority interest                       2,315           691          (1,479)        1,527

Minority interest in Operating Partnership                -             -            (422)         (422)
                                                    -------       -------         -------       -------

NET INCOME                                          $ 2,315       $   691         $(1,901)      $ 1,105
                                                    =======       =======         =======       =======

[RESTUB TABLE]

                                                                 Previous Quarters

                                                                      3 months
                                                                   ended June 30,
                                                                        2000

                                                  Retail       Multi-Family   Corporate      Total
                                                  ------       ------------   ---------      -----

PROPERTY REVENUES
Minimum rents                                     $15,623        $ 3,677      $     -        $19,300
Percentage rents                                      584              -            -            584
Expense reimbursements                              3,427              -            -          3,427
Other property income(2)                            1,899            152            -          2,051
                                                  -------        -------      -------        -------
                                                   21,533          3,829            -         25,362
                                                  -------        -------      -------        -------

PROPERTY EXPENSES
Property operating                                  3,220          1,329            -          4,549
Real estate taxes                                   2,839            224            -          3,063
                                                   ------        -------      -------         ------
                                                    6,059          1,553            -          7,612
                                                   ------        -------      -------         ------

NET OPERATING INCOME - PROPERTIES (2)              15,474          2,276            -         17,750


OTHER INCOME (EXPENSE)
Property management and leasing - Home office           -              -         (880)          (880)
General and administrative                              -              -       (1,285)        (1,285)
Interest income                                         -              -          262            262
Management income                                       -              -          220            220
Other income                                            -              -            5              5
                                                  -------        -------      -------        -------

EBIDTA (2)                                         15,474          2,276       (1,678)        16,072

Depreciation and amortization                      (4,643)          (510)         (95)        (5,248)
Interest expense                                   (5,502)        (1,084)           -         (6,586)
Loss on sale of properties                              -              -            -              -
                                                  -------        -------      -------        -------

Income before minority interest                     5,329            682       (1,773)         4,238

Minority interest in Operating Partnership              -              -       (1,274)        (1,274)
                                                  -------        -------      -------        -------

NET INCOME                                        $ 5,329        $   682      $(3,047)       $ 2,964
                                                  =======        =======      =======        =======

[RESTUB  TABLE]

                                                                        Previous Quarters

                                                                            3 months
                                                                         ended March 31,
                                                                               2000

                                                       Retail       Multi-Family    Corporate       Total
                                                       ------       ------------    ---------       -----

PROPERTY REVENUES
Minimum rents                                          $15,399        $ 3,639        $     -       $19,038
Percentage rents                                           806              -              -           806
Expense reimbursements                                   4,088              -              -         4,088
Other property income(2)                                   102            152              -           254
                                                       -------        -------        -------       -------
                                                        20,395          3,791              -        24,186
                                                       -------        -------        -------       -------

PROPERTY EXPENSES
Property operating                                       4,173          1,201              -         5,374
Real estate taxes                                        2,638            224              -         2,862
                                                       -------        -------        -------       -------
                                                         6,811          1,425              -         8,236
                                                       -------        -------        -------       -------

NET OPERATING INCOME - PROPERTIES (2)                   13,584          2,366              -        15,950


OTHER INCOME (EXPENSE)
Property management and leasing - Home office                -              -           (686)         (686)
General and administrative                                   -              -         (1,293)       (1,293)
Interest income                                              -              -            330           330
Management income                                            -              -            250           250
Other income                                                 -              -             10            10
                                                       -------        -------        -------       -------

EBIDTA (2)                                              13,584          2,366         (1,389)       14,561

Depreciation and amortization                           (4,622)          (498)           (58)       (5,178)
Interest expense                                        (5,616)        (1,066)             -        (6,682)
Loss on sale of properties                                   -              -              -             -
                                                       -------        -------        -------       -------

Income before minority interest                          3,346            802         (1,447)        2,701

Minority interest in Operating Partnership                   -              -           (827)         (827)
                                                       -------        -------        -------       -------

NET INCOME                                             $ 3,346        $   802        $(2,274)      $ 1,874
                                                       =======        =======        =======       =======

(1) Quarterly results for 2000 are unaudited. Although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim period, they are subject to adjustment. The Company's equity in the earnings of unconsolidated partnerships is reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items. In total, this agrees with the equity in earnings of unconsolidated partnerships as reported in the Company's Forms 10K and 10Q for the corresponding periods.

(2) Other property income for the quarters ended September 30 and June 30, 2000 includes $200 and $1,757, respectively, of lease termination income received from tenants at the Abington Towne Center in connection with the redevelopment of the entire property.

                 QUARTERLY SUPPLEMENTAL DISCLOSURE
                        SEPTEMBER 30, 2000


Statements of Operations - Including Joint Venture Activity(1)
          Current Quarter and Year-to-Date v. Historical
                          (in thousands)

                                                                       Current Quarter

                                                                          3 months
                                                                      ended September 30,
                                                                             2000

                                                        Wholly Owned         JV             Total
                                                        ------------         --             -----

PROPERTY REVENUES
Minimum rents (2)                                          $18,368          $ 613          $18,981
Percentage rents                                               401              7              408
Expense reimbursements                                       3,498            212            3,710
Other property income (3)                                      694             21              715
                                                           -------          -----          -------
                                                            22,961            853           23,814
                                                           -------          -----          -------

PROPERTY EXPENSES
Property operating                                           4,810             98            4,908
Real estate taxes                                            2,991            150            3,141
                                                           -------          -----          -------
                                                             7,801            248            8,049
                                                           -------          -----          -------

NET OPERATING INCOME - PROPERTIES (2)                       15,160            605           15,765


OTHER INCOME (EXPENSE)
Property management and leasing - Home office                 (758)             -             (758)
General and administrative                                  (1,168)             -           (1,168)
Interest income                                                296              -              296
Management income                                              232              -              232
Other income                                                     -              -                -
                                                           -------          -----          -------

EBIDTA (2)                                                  13,762            605           14,367

Depreciation and amortization                               (5,164)          (163)          (5,327)
Interest expense                                            (6,334)          (340)          (6,674)
Loss on sale of properties                                    (839)             -             (839)
                                                           -------          -----          -------

Income before minority interest                              1,425            102            1,527

Minority interest                                             (422)             -             (422)
                                                           -------          -----          -------

NET INCOME                                                 $ 1,003          $ 102          $ 1,105
                                                           =======          =====          =======

[RESTUB TABLE]


                                                           Historic Quarter

                                                                3 months
                                                          ended September 30,
                                                                  1999

                                                  Wholly Owned      JV           Total
                                                  ------------      --           -----

PROPERTY REVENUES
Minimum rents (2)                                    $19,606       $ 601        $20,207
Percentage rents                                         480          12            492
Expense reimbursements                                 3,481         250          3,731
Other property income (3)                                275          12            287
                                                     -------       -----        -------
                                                      23,842         875         24,717
                                                     -------       -----        -------

PROPERTY EXPENSES
Property operating                                     4,806         108          4,914
Real estate taxes                                      2,637         149          2,786
                                                     -------       -----        -------
                                                       7,443         257          7,700
                                                     -------       -----        -------

NET OPERATING INCOME - PROPERTIES (2)                 16,399         618         17,017


OTHER INCOME (EXPENSE)
Property management and leasing - Home office           (313)          -           (313)
General and administrative                            (1,437)          -         (1,437)
Interest income                                          372           -            372
Management income                                        199           -            199
Other income                                              15           -             15
                                                     -------       -----        -------

EBIDTA (2)                                            15,235         618         15,853

Depreciation and amortization                         (4,976)       (163)        (5,139)
Interest expense                                      (6,037)       (315)        (6,352)
Loss on sale of properties                                 -           -              -
                                                     -------       -----        -------

Income before minority interest                        4,222         140          4,362

Minority interest                                     (1,279)          -         (1,279)
                                                     -------       -----        -------

NET INCOME                                           $ 2,943       $ 140        $ 3,083
                                                     =======       =====        =======

[RESTUB TABLE]


                                                                Current Year-to-Date

                                                                       9 months
                                                                 ended September 30,
                                                                         2000

                                                      Wholly Owned        JV            Total
                                                      ------------        --            -----

PROPERTY REVENUES
Minimum rents (2)                                       $ 55,472         $1,847        $ 57,319
Percentage rents                                           1,741             57           1,798
Expense reimbursements                                    10,541            684          11,225
Other property income (3)                                  2,962             58           3,020
                                                        --------         ------        --------
                                                          70,716          2,646          73,362
                                                        --------         ------        --------

PROPERTY EXPENSES
Property operating                                        14,567            264          14,831
Real estate taxes                                          8,618            448           9,066
                                                        -------          ------        --------
                                                          23,185            712          23,897
                                                        --------         ------        --------

NET OPERATING INCOME - PROPERTIES (2)                     47,531          1,934          49,465


OTHER INCOME (EXPENSE)
Property management and leasing - Home office             (2,324)             -          (2,324)
General and administrative                                (3,746)             -          (3,746)
Interest income                                              888              -             888
Management income                                            702              -             702
Other income                                                  15              -              15
                                                        --------         ------        --------

EBIDTA (2)                                                43,066          1,934          45,000

Depreciation and amortization                            (15,264)          (489)        (15,753)
Interest expense                                         (18,950)          (992)        (19,942)
Loss on sale of properties                                  (839)             -            (839)
                                                        --------         ------        --------

Income before minority interest                            8,013            453           8,466

Minority interest                                         (2,523)             -          (2,523)
                                                        --------         ------        --------

NET INCOME                                              $  5,490         $  453        $  5,943
                                                        ========         ======        ========

[RESTUB TABLE]


                                                               Historic Year-to-Date

                                                                     9 months
                                                               ended September 30,
                                                                        1999

                                                    Wholly Owned         JV          Total
                                                    ------------         --          -----

PROPERTY REVENUES
Minimum rents (2)                                      $ 54,459        $1,830      $  56,289
Percentage rents                                          1,953            39          1,992
Expense reimbursements                                    9,976           681         10,657
Other property income (3)                                   771            53            824
                                                       --------        ------      ---------
                                                         67,159         2,603         69,762
                                                       --------        ------      ---------

PROPERTY EXPENSES
Property operating                                       14,624           258         14,882
Real estate taxes                                         7,752           439          8,191
                                                       --------        ------      ---------
                                                         22,376           697         23,073
                                                       --------        ------      ---------

NET OPERATING INCOME - PROPERTIES (2)                    44,783         1,906         46,689


OTHER INCOME (EXPENSE)
Property management and leasing - Home office            (1,803)            -         (1,803)
General and administrative                               (4,541)            -         (4,541)
Interest income                                             877             -            877
Management income                                           518             -            518
Other income                                                 28             -             28
                                                       --------        ------      ---------

EBIDTA (2)                                               39,862         1,906         41,768

Depreciation and amortization                           (14,627)         (488)       (15,115)
Interest expense                                        (17,042)         (938)       (17,980)
Loss on sale of properties                               (1,284)            -         (1,284)
                                                       --------        ------      ---------

Income before minority interest                           6,909           480          7,389

Minority interest                                        (2,252)            -         (2,252)
                                                       --------        ------      ---------

NET INCOME                                             $  4,657        $  480      $   5,137
                                                       ========        ======      =========


(1) Quarterly results for 2000 are unaudited. Although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim period, they are subject to adjustment. The Company's equity in the earnings of unconsolidated partnerships is reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items. In total, this agrees with the equity in earnings of unconsolidated partnerships as reported in the Company's Forms 10K and 10Q for the corresponding periods.

(2) Minimum rents for the quarter ended September 30, 1999 include income of $1,387 recognized following the receipt of settlement amounts related to the Chapter 11 filing of the Penn Traffic Co. and the settlement of litigation initiated by the Company to enforce the lease payment obligations of the lease guarantor related to a former tenant which filed Chapter 11 and rejected the lease at one of the Company's centers prior to 1999.

(3) Other property income for the three and nine months ended September 30 and June 30, 2000 includes $200 and $1,957, respectively, of lease termination income received from tenants at the Abington Towne Center in connection with the redevelopment of the entire property.

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                               SEPTEMBER 30, 2000

            Net Operating Income (NOI) - Same Store Performance (1)
            -------------------------------------------------------
                                 (in thousands)


                                                     Current Year-to-date       Historical Year-to-date
                                                             9 Month                    9 Month
                                                          Period ended               Period ended
                                                          September 30,              September 30,
                                                              2000                        1999
                                                             -------                    -------
NOI - Consolidated properties                                $47,531                    $44,783
NOI - Unconsolidated partnerships                              1,934                      1,906
                                                             -------                    -------
                         Total NOI                            49,465                     46,689

Less straight-line rent (2)                                     (820)                      (535)
Non-recurring income (3)                                      (1,957)                    (1,387)
NOI - Properties Acquired                                     (1,516)                    (1,032)
NOI - Redevelopment Properties                                (1,416)                    (1,380)
NOI - Properties Sold                                            (15)                      (197)
                                                             -------                    -------

                     Same Property NOI                       $43,741                    $42,158
                                                             =======                    =======

                Growth in Same Property NOI                     3.8%

(1) The above amounts includes the activity related to the Company's equity in the earnings of unconsolidated subsidiaries.

(2) Includes the Company's pro-rata share of straight-line rent of unconsolidated partnerships

(3) Other property income for the 9 months ended September 30, 2000 includes $1,957 of lease termination income received from tenants at the Abington Towne Center in connection with the redevelopment of the entire property.

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                               SEPTEMBER 30, 2000


                         Funds from Operations (FFO)(1)
                         -------------------------------
                                 (in thousands)

                                                                                      2000
                                                                                      ----
                                                                       Year-to-Date            Current Quarter
                                                                   September 30, 2000         September 30, 2000
                                                                   ---------------------------------------------
Net Income                                                                $ 5,943                   $1,105

Add back:
Depreciation of real estate and amortization of leasing costs:
     Wholly owned and consolidated subsidiaries                            14,414                    4,888
     Unconsolidated subsidiaries                                              469                      153
Income attributable to
  Operating Partnership units (2)                                           2,365                      369
Loss on sale of properties                                                    839                      839
                                                                          -------                   ------


Funds from Operations (3)                                                 $24,030                   $7,354
                                                                          =======                   ======

Funds from Operations per share (3)                                       $  0.67                   $ 0.21
                                                                          =======                   ======

[RESTUB TABLE]


                                                                                       2000
                                                                                       ----

                                                                                   Previous Quarters
                                                                       June 30, 2000          March 31, 2000
                                                                   ----------------------------------------------
Net Income                                                                $ 2,964                   $1,874

Add back:
Depreciation of real estate and amortization of leasing costs:
     Wholly owned and consolidated subsidiaries                             4,789                    4,737
     Unconsolidated subsidiaries                                              160                      156
Income attributable to
  Operating Partnership units (2)                                           1,216                      780
Loss on sale of properties                                                      -                        -
                                                                          -------                       --


Funds from Operations (3)                                                  $9,129(4)                $7,547
                                                                          =======                   ======

Funds from Operations per share (3)                                       $  0.26(4)                $ 0.21
                                                                          =======                   ======

[RESTUB TABLE]


                                                                                    1999
                                                                                    ----
                                                                       Quarter Ended     Year-to-Date
                                                                             September 30, 1999
                                                                   ---------------------------------
Net Income                                                               $3,083             $ 5,137

Add back:
Depreciation of real estate and amortization of leasing costs:
     Wholly owned and consolidated subsidiaries                           4,717              13,999
     Unconsolidated subsidiaries                                            156                 468
Income attributable to
  Operating Partnership units (2)                                         1,279               2,252
Loss on sale of properties                                                    -               1,284
                                                                         ------             -------


Funds from Operations (3)                                                $9,235(5)          $23,140
                                                                         ======             =======

Funds from Operations per share (3)                                      $ 0.25(5)          $  0.63
                                                                         ======             =======


(1) Quarterly results for 2000 and 1999 are unaudited. Although they reflect all adjustments, which in the opinion of management are necessary for a fair presentation of operating results for the interim period, they are subject to adjustment.

(2) Does not include distributions paid to Preferred O.P. unitholders.

(3) Assumes full conversion of O.P. Units into Common Shares.

(4) FFO for the quarters ended September 30 and June 30, 2000 includes $200 ($0.01 per share) and $1,757 ($0.05 per share), respectively, of lease termination income received from tenants at the Abington Towne Center in connection with the redevelopment of the entire property.

(5) FFO for the quarter ended September 30, 1999 includes income of $1,387 ($0.04 per share) recognized following the receipt of settlement amounts related to the Chapter 11 filing of the Penn Traffic Co. and the settlement of litigation initiated by the Company to enforce the lease payment obligations of the lease guarantor related to a former tenant which filed Chapter 11 and rejected the lease at one of the Company's centers prior to 1999.

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                               SEPTEMBER 30, 2000

                           Consolidated Balance Sheets
                           ---------------------------
                                 (in thousands)
                                                   September 30,    December 31,
                                                       2000             1999
                                                     ---------       ---------
ASSETS

Real estate
Land                                                 $  80,803       $  81,956
Buildings and improvements                             487,329         477,573
Properties under development                             7,832           9,992
                                                     ---------       ---------
                                                       575,964         569,521
Less: accumulated depreciation                        (103,875)        (90,932)
                                                     ---------       ---------
  Net real estate                                      472,089         478,589

Property held for sale                                  13,213          13,227
Cash and cash equivalents                               13,244          35,340
Cash in escrow                                          10,307           9,707
Investments in unconsolidated partnerships               6,591           7,463
Rents receivable, net                                    8,433           8,865
Prepaid expenses                                         4,248           2,952
Deferred charges, net                                   13,827          12,374
Other assets                                             2,298           2,286
                                                     ---------       ---------

                                                     $ 544,250       $ 570,803
                                                     =========       =========

LIABILITIES AND SHAREHOLDERS' EQUITY

Mortgage notes payable                               $ 308,392       $ 326,651
Accounts payable and accrued expenses                    7,103           6,385
Dividends and distributions payable                      4,294           4,371
Other liabilities                                        4,533           4,224
                                                     ---------       ---------
  Total liabilities                                    324,322         341,631
                                                     ---------       ---------

Minority interest in Operating Partnership              48,042          74,462
Minority interests in majority owned partnerships        2,209           2,223
                                                     ---------        --------
  Total minority interests                              50,251          76,685
                                                     ---------       ---------

Shareholders' equity:
Common shares                                               30              26
Additional paid-in capital                             185,827         168,641
Deficit                                                (16,180)        (16,180)
                                                     ---------       ---------
  Total shareholders' equity                           169,677         152,487
                                                     ---------       ---------

                                                     $ 544,250       $ 570,803
                                                     =========       =========

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                               SEPTEMBER 30, 2000

                            Selected Operating Ratios

                                                             3 Months Ended September 30,            Year-to-Date September 30,
                                                              2000                   1999              2000              1999
                                                            -------                -------           -------           --------
                   Coverage Ratios (1)

                Interest Coverage Ratio
EBIDTA (2),(3)                                              $14,167                $14,466          $ 43,043           $ 40,381
Divided by Interest expense                                   6,674                  6,352            19,942             17,980
                                                            -------                -------          --------           --------
                                                               2.12x                  2.28x             2.16x              2.25x

              Fixed Charge Coverage Ratio
EBIDTA (2), (3)                                             $14,167                $14,466          $ 43,043           $ 40,381
Divided by (Interest expense                                  6,674                  6,352            19,942             17,980
                 + Preferred Dividends (4))                      50                      -               149                  -
                                                            -------                -------          --------           --------
                                                               2.11x                  2.28x             2.14x              2.25x
              Debt Service Coverage Ratio
EBIDTA (2), (3)                                             $14,167                $14,466          $ 43,043           $ 40,381
Divided by (Interest expense                                  6,674                  6,352            19,942             17,980
                 + Principal Amortization)                      974                    825             2,973              2,688
                                                            -------                -------          --------           --------
                                                               1.85x                  2.02x             1.88x              1.95x

                     Payout Ratios

         FFO Payout Ratio - Basic and Diluted
Dividends (Shares) & Distributions (O.P. Units)
  paid - $0.12 per Share/O.P. Unit for each of
  the 1st, 2nd 3rd quarters in 2000 & 1999                  $ 4,245                $ 4,383          $ 12,814           $ 13,168
FFO                                                           7,154                  7,848            22,073             21,753
                                                            -------                -------          --------           --------
                                                                 59%                    56%               58%                61%

                    Overhead Ratios

               G&A/Real Estate Revenues
General and Administrative expense                          $ 1,168                $ 1,437          $  3,746           $  4,541
Real Estate Revenues (2),(3)                                 23,614                 23,330            71,405             68,375
                                                            -------                -------          --------           --------
                                                                  5%                     6%                5%                 7%

                    Leverage Ratios

Debt/Total Market Capitalization (5)
Debt                                                                                                $308,392           $308,570
Total Market Capitalization (6)                                                                      516,190            500,346
                                                                                                    --------           --------
                                                                                                          60%                62%

Notes:
(1) Results for the quarters and nine months ended September 30, 2000 and 1999 are unaudited. Although the 2000 results reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim period, they are subject to adjustment. The coverage ratios include the Company's pro-rata share of EBIDTA, interest expense and principal amortization related to the Company's investment in unconsolidated partnerships.

(2) EBIDTA, FFO and Revenues for the quarter and nine months ended September 30, 2000 have been adjusted for non-recurring income of $200 and $1,757, respectively, of lease termination income received from tenants at the Abington Towne Center in connection with the redevelopment of the entire property. The adjustments are as follows:

                                    For the Quarter Ended September 30, 2000           For the Nine Months Ended September 30, 2000
                                     EBIDTA           Revenues           FFO           EBIDTA            Revenues              FFO
Inclusive of settlement amounts     $14,367           $23,814          $7,354          $45,000           $73,362            $24,030
Less settlement amounts                (200)             (200)           (200)          (1,957)           (1,957)            (1,957)
                                    -------           -------          ------          -------           -------            -------
As adjusted and used above          $14,167           $23,614          $7,154          $43,043           $71,405            $22,073
                                    =======           =======          ======          =======           =======            =======


(3) EBIDTA and Revenues have been adjusted for income of $1,387 recognized following the receipt of settlement amounts related to the Chapter 11 filing of the Penn Traffic Co. and the income recognized as a result of the settlement of litigation initiated by the Company to enforce the lease payment obligations of the lease guarantor related to a former tenant which filed Chapter 11 and rejected the lease at one of the Company's centers prior to 1999. The income was recognized during the third quarter of 1999. The adjustments are as follows:

                                    For the Quarter Ended September 30, 1999          For the Nine Months Ended September 30, 1999
                                     EBIDTA          Revenues             FFO         EBIDTA            Revenues              FFO
Inclusive of settlement amounts     $15,853          $24,717           $ 9,235        $41,768           $69,762            $23,140
Less settlement amounts              (1,387)          (1,387)           (1,387)        (1,387)           (1,387)            (1,387)
                                    -------          -------           -------        -------           -------            -------
As adjusted and used above          $14,466          $23,330           $ 7,848        $40,381           $68,375            $21,753
                                    =======          =======           =======        =======           =======            =======

(4) Represents preferred distributions on Preferred Operating partnership Units issued in 4th quarter 1999.

(5) Including the Company's pro-rata share of joint venture debt (see page 19), the Debt to Total Market Capitalization increases to 61% and 63% as of September 30, 2000 and 1999, respectively.

(6) Reference page 9 for calculation of the September 30, 2000 Total Market Capitalization.

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                               SEPTEMBER 30, 2000
                     Debt Analysis - Wholly Owned Properties

                                                                                                                    Principal
                                                                                                                   Balance at
Property                                           Lender                                              Notes     September 30, 2000
------------------------------------------------------------------------------------------------------------------------------------
FIXED-RATE DEBT
Valmont Plaza                                      Metropolitan Life Insurance Co.                      1             6,100,000
Luzerne Street Plaza                               Metropolitan Life Insurance Co.                      1             2,000,000
Greenridge Plaza                                   Metropolitan Life Insurance Co.                      1             6,700,000
Crescent Plaza                                     Metropolitan Life Insurance Co.                      2            12,000,000
East End Centre                                    Metropolitan Life Insurance Co.                      2            14,200,000
Bloomfield Town Square                             Sun America Life Insurance Co.                                    10,150,062
Walnut Hill Shopping Center                        Sun America Life Insurance Co.                                     9,151,232
Atrium Mall                                        Sun America Life Insurance Co.                                    10,173,492
GHT Apartments                                     Sun America Life Insurance Co.                                     8,154,257
Colony Apartments                                  Sun America Life Insurance Co.                                     3,833,195
Gateway Mall                                       Huntoon Hastings Capital Corp.                                     6,221,896
Branch Shopping Center                             North Fork Bank                                                    9,919,109
Pittston Plaza                                     Anchor National Life Insurance Co.                                 3,798,453
Glen Oaks Apartments                               Lehman Brothers Holdings, Inc.                                    17,838,334
Mad River                                          Mellon Mortgage Company                                            7,474,099
Manahawkin K-Mart                                  Northern Life Insurance Co. and
                                                     Reliastar Life Insurance Co. of New York                         5,002,673
Mountainville Shopping Center                      Morgan Stanley Mortgage Capital                                    3,062,143
King's Fairground                                  Morgan Stanley Mortgage Capital                                      856,196
Northside Mall                                     Morgan Stanley Mortgage Capital                                    3,274,957
Dunmore Plaza                                      Morgan Stanley Mortgage Capital                                    1,091,145
25th Street Plaza                                  Morgan Stanley Mortgage Capital                                    7,677,732
Cloud Springs Plaza                                Morgan Stanley Mortgage Capital                                    2,551,390
Kingston Plaza                                     Morgan Stanley Mortgage Capital                                    2,189,892
Plaza 15                                           Morgan Stanley Mortgage Capital                                    2,080,635
Martintown Plaza                                   Morgan Stanley Mortgage Capital                                    2,799,166
Birney Mall                                        Morgan Stanley Mortgage Capital                                    3,245,220
Midway Plaza                                       Morgan Stanley Mortgage Capital                                    2,404,511
Shillington Plaza                                  Morgan Stanley Mortgage Capital                                    2,777,790
Ames Plaza                                         Morgan Stanley Mortgage Capital                                      978,183
Circle Plaza                                       Morgan Stanley Mortgage Capital                                    1,202,683
New Smyrna Beach Shopping Center                   Morgan Stanley Mortgage Capital                                    1,474,305
Monroe Plaza                                       Morgan Stanley Mortgage Capital                                    3,657,927
Troy Plaza                                         Morgan Stanley Mortgage Capital                                    2,312,258
Northwood Centre                                   Nomura Asset Capital Corporation                                  22,127,108
                                                                                                                   ------------
TOTAL/WEIGHTED AVERAGE - FIXED-RATE DEBT                                                                            198,480,043
                                                                                                                   ------------

VARIABLE-RATE DEBT
Town Line                                          Fleet Bank, N.A.                                     3             4,124,555
Smithtown Shopping Center                          Fleet Bank, N.A.                                     4             9,243,423
Merrillville Plaza                                 Sun America Life Insurance Co.                       5            13,811,087
Village Apartments                                 Sun America Life Insurance Co.                       5             9,885,794
Marley Run Apartments                              KBC Bank                                             6            14,305,500
Marketplace of Absecon                             Fleet Bank, N.A.                                     7                     -
Soundview Marketplace                              Fleet Bank, N.A.                                     8             8,991,280
239 Greenwich Avenue                               First Union National Bank                            9            13,667,320
Berlin Plaza                                       Dime Savings Bank                                    10            3,040,965
Bradford Towne Center                              Dime Savings Bank                                    10            5,321,690
Ledgewood Mall                                     Dime Savings Bank                                    10           19,310,131
New Louden Center                                  Dime Savings Bank                                    10            4,561,448
Route 6 Mall                                       Dime Savings Bank                                    10            3,649,159
                                                                                                                   ------------
TOTAL/WEIGHTED AVERAGE - VARIABLE-RATE DEBT                                                                         109,912,352
                                                                                                                   ------------

TOTAL/WEIGHTED AVERAGE - ALL DEBT                                                                                  $308,392,395
                                                                                                                   ============

[RESTUB TABLE]




                                                                                                    Interest            Maturity
Property                                           Lender                                             Rate                Date
-----------------------------------------------------------------------------------------------------------------------------------
FIXED-RATE DEBT
Valmont Plaza                                      Metropolitan Life Insurance Co.                   7.75%              10/31/00
Luzerne Street Plaza                               Metropolitan Life Insurance Co.                   7.75%              10/31/00
Greenridge Plaza                                   Metropolitan Life Insurance Co.                   7.75%              10/31/00
Crescent Plaza                                     Metropolitan Life Insurance Co.                   7.75%              10/31/00
East End Centre                                    Metropolitan Life Insurance Co.                   7.75%              10/31/00
Bloomfield Town Square                             Sun America Life Insurance Co.                    7.75%               1/10/01
Walnut Hill Shopping Center                        Sun America Life Insurance Co.                    7.75%               1/10/01
Atrium Mall                                        Sun America Life Insurance Co.                    7.75%               1/10/01
GHT Apartments                                     Sun America Life Insurance Co.                    7.75%               1/10/01
Colony Apartments                                  Sun America Life Insurance Co.                    7.75%               1/10/01
Gateway Mall                                       Huntoon Hastings Capital Corp.                    7.50%                9/1/02
Branch Shopping Center                             North Fork Bank                                   7.75%               12/1/02
Pittston Plaza                                     Anchor National Life Insurance Co.                7.93%                1/1/04
Glen Oaks Apartments                               Lehman Brothers Holdings, Inc.                    8.32%                3/1/04
Mad River                                          Mellon Mortgage Company                           9.60%               5/23/05
Manahawkin K-Mart                                  Northern Life Insurance Co. and
                                                     Reliastar Life Insurance Co. of New York        7.70%               12/1/08
Mountainville Shopping Center                      Morgan Stanley Mortgage Capital                   8.84%               11/1/21
King's Fairground                                  Morgan Stanley Mortgage Capital                   8.84%               11/1/21
Northside Mall                                     Morgan Stanley Mortgage Capital                   8.84%               11/1/21
Dunmore Plaza                                      Morgan Stanley Mortgage Capital                   8.84%               11/1/21
25th Street Plaza                                  Morgan Stanley Mortgage Capital                   8.84%               11/1/21
Cloud Springs Plaza                                Morgan Stanley Mortgage Capital                   8.84%               11/1/21
Kingston Plaza                                     Morgan Stanley Mortgage Capital                   8.84%               11/1/21
Plaza 15                                           Morgan Stanley Mortgage Capital                   8.84%               11/1/21
Martintown Plaza                                   Morgan Stanley Mortgage Capital                   8.84%               11/1/21
Birney Mall                                        Morgan Stanley Mortgage Capital                   8.84%               11/1/21
Midway Plaza                                       Morgan Stanley Mortgage Capital                   8.84%               11/1/21
Shillington Plaza                                  Morgan Stanley Mortgage Capital                   8.84%               11/1/21
Ames Plaza                                         Morgan Stanley Mortgage Capital                   8.84%               11/1/21
Circle Plaza                                       Morgan Stanley Mortgage Capital                   8.84%               11/1/21
New Smyrna Beach Shopping Center                   Morgan Stanley Mortgage Capital                   8.84%               11/1/21
Monroe Plaza                                       Morgan Stanley Mortgage Capital                   8.84%               11/1/21
Troy Plaza                                         Morgan Stanley Mortgage Capital                   8.84%               11/1/21
Northwood Centre                                   Nomura Asset Capital Corporation                  9.02%               3/11/22
                                                                                                     ----
TOTAL/WEIGHTED AVERAGE - FIXED-RATE DEBT                                                             8.25%
                                                                                                     ----

VARIABLE-RATE DEBT
Town Line                                          Fleet Bank, N.A.                                  8.38%               3/15/02
Smithtown Shopping Center                          Fleet Bank, N.A.                                  8.41%               5/31/02
Merrillville Plaza                                 Sun America Life Insurance Co.                    8.76%                8/1/02
Village Apartments                                 Sun America Life Insurance Co.                    8.83%               10/1/02
Marley Run Apartments                              KBC Bank                                          7.88%              12/31/02
Marketplace of Absecon                             Fleet Bank, N.A.                                                       3/1/03
Soundview Marketplace                              Fleet Bank, N.A.                                  8.38%                8/1/03
239 Greenwich Avenue                               First Union National Bank                         8.07%                1/1/05
Berlin Plaza                                       Dime Savings Bank                                 8.44%                4/1/05
Bradford Towne Center                              Dime Savings Bank                                 8.44%                4/1/05
Ledgewood Mall                                     Dime Savings Bank                                 8.44%                4/1/05
New Louden Center                                  Dime Savings Bank                                 8.44%                4/1/05
Route 6 Mall                                       Dime Savings Bank                                 8.44%                4/1/05
                                                                                                     ----
TOTAL/WEIGHTED AVERAGE - VARIABLE-RATE DEBT                                                          8.39%
                                                                                                     ----

TOTAL/WEIGHTED AVERAGE - ALL DEBT                                                                    8.30%
                                                                                                     ====

[RESTUB TABLE]



                                                                                                     Percent of         Months
                                                                                                        Total              to
Property                                           Lender                                            Indebtedness       Maturity
----------------------------------------------------------------------------------------------------------------------------------
FIXED-RATE DEBT
Valmont Plaza                                      Metropolitan Life Insurance Co.                       2.0%                1
Luzerne Street Plaza                               Metropolitan Life Insurance Co.                       0.6%                1
Greenridge Plaza                                   Metropolitan Life Insurance Co.                       2.2%                1
Crescent Plaza                                     Metropolitan Life Insurance Co.                       3.9%                1
East End Centre                                    Metropolitan Life Insurance Co.                       4.6%                1
Bloomfield Town Square                             Sun America Life Insurance Co.                        3.3%                3
Walnut Hill Shopping Center                        Sun America Life Insurance Co.                        3.0%                3
Atrium Mall                                        Sun America Life Insurance Co.                        3.3%                3
GHT Apartments                                     Sun America Life Insurance Co.                        2.6%                3
Colony Apartments                                  Sun America Life Insurance Co.                        1.2%                3
Gateway Mall                                       Huntoon Hastings Capital Corp.                        2.0%               23
Branch Shopping Center                             North Fork Bank                                       3.2%               26
Pittston Plaza                                     Anchor National Life Insurance Co.                    1.2%               40
Glen Oaks Apartments                               Lehman Brothers Holdings, Inc.                        5.8%               42
Mad River                                          Mellon Mortgage Company                               2.4%               57
Manahawkin K-Mart                                  Northern Life Insurance Co. and
                                                     Reliastar Life Insurance Co. of New York            1.6%               99
Mountainville Shopping Center                      Morgan Stanley Mortgage Capital                       1.0%              257
King's Fairground                                  Morgan Stanley Mortgage Capital                       0.3%              257
Northside Mall                                     Morgan Stanley Mortgage Capital                       1.1%              257
Dunmore Plaza                                      Morgan Stanley Mortgage Capital                       0.4%              257
25th Street Plaza                                  Morgan Stanley Mortgage Capital                       2.5%              257
Cloud Springs Plaza                                Morgan Stanley Mortgage Capital                       0.8%              257
Kingston Plaza                                     Morgan Stanley Mortgage Capital                       0.7%              257
Plaza 15                                           Morgan Stanley Mortgage Capital                       0.7%              257
Martintown Plaza                                   Morgan Stanley Mortgage Capital                       0.9%              257
Birney Mall                                        Morgan Stanley Mortgage Capital                       1.1%              257
Midway Plaza                                       Morgan Stanley Mortgage Capital                       0.8%              257
Shillington Plaza                                  Morgan Stanley Mortgage Capital                       0.9%              257
Ames Plaza                                         Morgan Stanley Mortgage Capital                       0.3%              257
Circle Plaza                                       Morgan Stanley Mortgage Capital                       0.4%              257
New Smyrna Beach Shopping Center                   Morgan Stanley Mortgage Capital                       0.5%              257
Monroe Plaza                                       Morgan Stanley Mortgage Capital                       1.2%              257
Troy Plaza                                         Morgan Stanley Mortgage Capital                       0.7%              257
Northwood Centre                                   Nomura Asset Capital Corporation                      7.2%              261
                                                                                                         ---
TOTAL/WEIGHTED AVERAGE - FIXED-RATE DEBT                                                                64.4%
                                                                                                        ----

VARIABLE-RATE DEBT
Town Line                                          Fleet Bank, N.A.                                      1.3%               18
Smithtown Shopping Center                          Fleet Bank, N.A.                                      3.0%               20
Merrillville Plaza                                 Sun America Life Insurance Co.                        4.5%               22
Village Apartments                                 Sun America Life Insurance Co.                        3.2%               24
Marley Run Apartments                              KBC Bank                                              4.6%               27
Marketplace of Absecon                             Fleet Bank, N.A.                                      0.0%               29
Soundview Marketplace                              Fleet Bank, N.A.                                      2.9%               35
239 Greenwich Avenue                               First Union National Bank                             4.4%               52
Berlin Plaza                                       Dime Savings Bank                                     1.0%               55
Bradford Towne Center                              Dime Savings Bank                                     1.7%               55
Ledgewood Mall                                     Dime Savings Bank                                     6.3%               55
New Louden Center                                  Dime Savings Bank                                     1.5%               55
Route 6 Mall                                       Dime Savings Bank                                     1.2%               55

TOTAL/WEIGHTED AVERAGE - VARIABLE-RATE DEBT                                                             35.6%
                                                                                                        ----

TOTAL/WEIGHTED AVERAGE - ALL DEBT                                                                      100.0%
                                                                                                       =====

Notes:

 (1) This was refinanced on 10/13/00 with the same lender to variable-rate debt at LIBOR plus 200 basis points and an 11/01/03 maturity date

 (2) This was refinanced on 10/13/00 with the same lender to fixed-rate debt at 8.13% and an 11/01/10 maturity date

 (3) LIBOR plus 175 basis points.

 (4) LIBOR plus 178 basis points.

 (5) LIBOR plus 205 basis points.

 (6) LIBOR plus 125 basis points.

 (7) This is a revolving facility for up to $7,400,000 which bears interest at LIBOR plus 150 basis points (175 basis points if the loan to collateral value is > 50%). As of September 30, 2000, no amounts were drawn under this facility.

 (8) LIBOR + 175 basis points

 (9) LIBOR plus 145 basis points.

(10) LIBOR plus 175 basis points.

                       QUARTERLY SUPPLEMENTAL DISCLOSURE
                               SEPTEMBER 30, 2000

                   Debt Analysis-Unconsolidated Partnerships
                   -----------------------------------------

                                                                                              Total
                                                                        Acadia Realty        Principal
                                                                            Trust            Balance at        Interest   Maturity
VARABLE-RATE DEBT(1)              Joint Venture Partner                   Ownership     September 30, 2000       Rate       Date
-------------------               ---------------------                 -------------   ------------------     -------    --------
Crossroads Shopping Center        Heyman-Greenburgh Associates LLC          49.0%            $34,761,482        7.71%     10/1/07
                                  RMC Development Company LLC

        Summary-Wholly-Owned Properties and Unconsolidated Partnerships

                                                                        Weighted
                                         % of         Outstanding         Avg.
                                         Total          Balance        Int. Rate
                                         ---------------------------------------
Wholly-Owned Properties
Fixed-Rate Debt                           61%        $198,480,043        8.25%
Variable-Rate Debt                        34%         109,912,352        8.39%
                                         ---         ------------        ----

Wholly-Owned Properties - Total Debt      95%         308,392,395        8.30%
                                         ---         ------------        ----

Unconsolidated Partnerships
Fixed-Rate Debt                            2%           5,000,000        7.53%
Variable-Rate Debt                         4%          12,033,126        7.71%
                                         ---         ------------        ----

Unconsolidated Partnerships - Total Debt   5%          17,033,126        7.66%
                                         ---         ------------        ----

              Total Company Debt         100%        $325,425,521        8.24%
                                         ---         ------------        ----

Notes:

(1) Acadia Realty Trust 49% ownership represents $17,033,126 of which $5,000,000 was fixed through an interest rate swap transaction.
    The interest rate for this loan is based upon LIBOR plus 105 basis points.

                                                                          [LOGO]

QUARTERLY SUPPLEMENTAL DISCLOSURE
      SEPTEMBER 30, 2000

Future Debt Maturities (1)
     (in thousands)

                                                                         Weighted Average Interest Rate of Maturing Debt
                                                                    -----------------------------------------------------
                    Scheduled
   Year            Amortization      Maturities         Total       Total Debt      Fixed-Rate Debt     Variable-Rate Debt
   ----            ------------      ----------         -----       ----------      ---------------     ------------------
   2000              $ 1,077          $ 41,000        $ 42,077         7.75%             7.75%                  n/a
   2001                3,437            41,226          44,663         7.75%             7.75%                  n/a
   2002                3,475            65,581          69,056         8.25%             7.65%                 8.44%
   2003                2,868             8,665          11,533         8.38%               n/a                 8.38%
   2004                2,718            20,542          23,260         8.25%             8.25%                  n/a
Thereafter            22,898            94,905         117,803         8.65%             8.96%                 8.34%
                     -------           -------        --------
                     $36,473          $271,919        $308,392
                     =======          ========        ========

Capitalized interest related to the Company's development projects is as follows:
    (in thousands)
                        1st Quarter 2000                 $169
                        2nd Quarter 2000                   72
                        3rd Quarter 2000                   97
                        4th Quarter 2000                    -
                                                         ----
                                                         $338
                                                         ====


(1) Does not include debt from unconsolidated subsidiaries

                                                                          [LOGO]
                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                               SEPTEMBER 30, 2000


                             Unencumbered Properties
                             -----------------------


             Center                        Location                  GLA
             ------                        --------                  ---

Blackman Plaza                          Wilkes-Barre, PA            121,206

Mark Plaza                              Edwardsville, PA            215,981

Union Plaza                             New Castle, PA              192,940

Wesmark Plaza                           Sumter, SC                  215,198

Manahawkin Shopping Center              Manahawkin, NJ              143,737
(excludes Kmart)

Elmwood Park Shopping Center            Elmwood, NJ                 124,144

Methuen Shopping Center                 Methuen, CT                 129,494

Plaza 422                               Lebanon, PA                 154,791

Tioga West                              Tunkhannock, PA             122,338

Pacesetter Park Shopping Center         Ramapo, New York             95,559

Hobson West Plaza                       Naperville, IL               99,950
                                                                   --------

Total Unencumbered Properties                                     1,615,338
                                                                  =========

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                               SEPTEMBER 30, 2000

                      Portfolio by Region and Property Type
                                  (Square Feet)

                                                                                            Mixed-Use
                                                            Property
                                   Strip     Enclosed        Under           Total     Retail/     Retail/    Residential    Total
                Region             Mall        Mall     Redevelopment(2)     Retail   Apartments   Office
                ------           ---------    -------   ----------------   ---------  ----------   --------   -----------  ---------
Consolidated Properties -

New England                          946,987          -                    946,987    16,834           -            -       963,821

New York Region                    1,459,345    515,026                  1,974,371         -           -            -     1,974,371

Mid-Atlantic                       3,357,429          -     205,434      3,562,863         -           -      831,972     4,394,835

Southeast                            760,901    382,299                  1,143,200         -     502,561      578,606     2,224,367

Mid-west                             703,241          -                    703,241         -           -            -       703,241

South Central Mid-West                     -          -           -              -         -           -      628,891       628,891
                                   ---------    -------     -------      ---------    ------     -------    ---------    ----------

  Total consolidated properties    7,227,903    897,325     205,434      8,330,662    16,834     502,561    2,039,469    10,889,526

Unconsolidated Partnerships -

New York Region (1)                  311,027          -           -        311,027         -           -            -       311,027
                                   ---------    -------     -------      ---------    ------     -------    ---------    ----------

                                   7,538,930    897,325     205,434      8,641,689    16,834     502,561    2,039,469    11,200,553
                                   =========    =======     =======      =========    ======     =======    =========    ==========

        % of Total Square Feet          67.3%       8.0%        1.8%          77.2%      0.2%        4.5%        18.2%        100.0%


(1) This center is 49% owned by unconsolidated partnerships

(2) In connection with the redevelopment of the Abington Towne Center (formerly the Atrium Mall), the Company has entered into a contract to sell approximately 158,000 square feet of the main building to Target. The Company will retain and redevelop the remaining approximatly 50,000 square feet of the center. As a result of this activity, this property is not included as a current operating property for the quarter ended September 30, 2000 and is not included in the above amounts for the Mid-Atlantic region and wholly owned totals

                                                                          [LOGO]

             QUARTERLY SUPPLEMENTAL DISCLOSURE
                    SEPTEMBER 30, 2000

         Commercial Properties by Region - Summary

                                                  ----------------------------------------------------------------------------------

                                                                 Gross Leasable Area                         Occupancy
                                                  ----------------------------------------------------------------------------------

                                                       Anchors(1)      Shops          Total       Anchors      Shops        Total
                                                  ----------------------------------------------------------------------------------
             Retail Properties - Wholly Owned
             --------------------------------

Mid-Atlantic(2)                                       2,519,023        838,406      3,357,429      95.93%       86.62%      93.61%
Midwest                                                 333,761        369,480        703,241     100.00%       84.47%      91.84%
New England(3)                                          691,348        255,639        946,987      78.83%       84.29%      80.30%
New York Region                                       1,263,286        711,085      1,974,371      96.21%       84.01%      91.82%
Southeast(3)                                            524,781        618,419      1,143,200      92.43%       69.25%      79.89%


                                                  ----------------------------------------------------------------------------------
Total Retail Properties - Wholly Owned                5,332,199      2,793,029      8,125,228      93.68%       81.61%      89.53%
                                                  ----------------------------------------------------------------------------------


Mixed Use

New England                                              16,834              -         16,834     100.00%                  100.00%
Southeast                                               322,237        180,324        502,561     100.00%       66.83%      88.10%

                                                  ----------------------------------------------------------------------------------
Total Mixed Use                                         339,071        180,324        519,395     100.00%       66.83%      88.48%
                                                  ----------------------------------------------------------------------------------


GRAND TOTAL - Wholly Owned                            5,671,270      2,973,353      8,644,623      94.06%       80.72%      89.47%
                                                  ==================================================================================


Unconsolidated Retail Properties
--------------------------------
New York Region                                         191,363        119,664        311,027     100.00%       95.43%      98.24%

                                                  ----------------------------------------------------------------------------------
Total Unconsolidated Retail Properties                  191,363        119,664        311,027     100.00%       95.43%      98.24%
                                                  ==================================================================================

                                                  ---------------------------------------------------------------------------------
                                                                                                       Annualized Base Rent
                                                                 Annualized Base Rent                per Occupied Square Foot
                                                  ---------------------------------------------------------------------------------

                                                      Anchors         Shops          Total        Anchors      Shops       Totals
                                                  ---------------------------------------------------------------------------------
             Retail Properties - Wholly Owned
             --------------------------------

Mid-Atlantic(2)                                     $ 9,392,135    $ 5,808,271   $ 15,200,406      $ 3.89       $ 8.00      $ 4.84
Midwest                                               2,411,030      4,053,442      6,464,472        7.22        12.99       10.01
New England(3)                                        2,746,274      2,272,688      5,018,962        5.04        10.55        6.60
New York Region                                      10,036,094      9,003,031     19,039,125        8.26        15.07       10.50
Southeast(3)                                          1,927,805      2,043,346      3,971,151        3.97         4.77        4.35


                                                  ---------------------------------------------------------------------------------
Total Retail Properties - Wholly Owned               26,513,338     23,180,778     49,694,116        5.31        10.17        6.83
                                                  ---------------------------------------------------------------------------------


Mixed Use

New England                                           1,125,165              -      1,125,165       66.84            -       66.84
Southeast                                             4,305,369      1,521,979      5,827,348       13.36        12.63       13.16

                                                  ---------------------------------------------------------------------------------
Total Mixed Use                                       5,430,534      1,521,979      6,952,513       16.02        12.63       15.13
                                                  ---------------------------------------------------------------------------------


GRAND TOTAL - Wholly Owned                         $ 31,943,872   $ 24,702,757   $ 56,646,629      $ 5.99      $ 10.29      $ 7.32
                                                  =================================================================================


Unconsolidated Retail Properties
--------------------------------
New York Region                                       1,790,546      3,247,970      5,038,516        9.36        28.44       16.49

                                                  ---------------------------------------------------------------------------------
Total Unconsolidated Retail Properties              $ 1,790,546    $ 3,247,970    $ 5,038,516      $ 9.36      $ 28.44     $ 16.49
                                                  =================================================================================

Notes:
General - The above occupancy figures do not include space which is currently leased, but for which rent payment has not yet commenced

(1) The Company considers those tenants who comprise greater than 10% of a center's GLA as anchor tenants

(2) In connection with the redevelopment of the Abington Towne Center (formerly the Atrium Mall), the Company has entered into a contract to sell approximately 158,000 square feet of the main building to Target. The Company will retain and redevelop the remaining approximatly 50,000 square feet of the center. As a result of this activity, this property is not included as a current operating property for the quarter ended September 30, 2000 and is not included in the above amounts for the Mid-Atlantic region and wholly owned totals

(3) The Company is in the early stages of redeveloping the Northside Mall (Southeast Region) and the Gateway Shopping Center (New England Region). Occupancy at these properties is 68.8% and 39.9%, respectively. As part of the redevelopment activity, certain tenants have not been renewed and/or currently vacant space is being held vacant. Excluding these two properties, the Grand Total - Wholly Owned occupancy increases to 91.2%.

                                                                          [LOGO]

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                               SEPTEMBER 30, 2000
                    Commercial Properties by Region - Detail

                                                      ------------------------------------------------------------------------------

                                                                    Gross Leasable Area                   Occupancy
                                                      ------------------------------------------------------------------------------
                                                         Anchors       Shops         Total       Anchors     Shops       Total
                                                      ------------------------------------------------------------------------------

                Retail Properties - Wholly Owned
                --------------------------------
                          Mid-Atlantic
                          ------------
Pennsylvania(1)
---------------
AMES PLAZA                                                 90,410        7,800        98,210      100.00%      0.00%      92.06%
BIRNEY PLAZA                                              135,493       58,406       193,899      100.00%    100.00%     100.00%
BLACKMAN PLAZA                                            104,956       14,250       119,206      100.00%     80.70%      97.69%
BRADFORD TOWNE CENTRE                                     146,499      110,220       256,719      100.00%     76.68%      89.99%
CIRCLE PLAZA                                               92,171            -        92,171      100.00%                100.00%
DUNMORE PLAZA                                              39,680        5,700        45,380      100.00%     66.67%      95.81%
EAST END CENTER                                           176,200      132,227       308,427      100.00%     96.22%      98.38%
GREENRIDGE PLAZA                                          144,736       52,886       197,622       57.57%     88.09%      65.74%
KINGSTON PLAZA                                             51,500       13,324        64,824      100.00%    100.00%     100.00%
LUZERNE STREET SHOPPING CENTER                             54,618        3,097        57,715      100.00%    100.00%     100.00%
MARK PLAZA                                                157,595       56,226       213,821      100.00%     67.27%      91.39%
MONROE PLAZA                                              128,129        2,440       130,569      100.00%    100.00%     100.00%
MOUNTAINVILLE SHOPPING CENTER                              68,008       46,239       114,247      100.00%     96.76%      98.69%
PITTSTON PLAZA                                             67,568       12,000        79,568      100.00%    100.00%     100.00%
PLAZA 15                                                   81,800       31,730       113,530      100.00%     92.12%      97.80%
PLAZA 422                                                 124,113       30,678       154,791      100.00%     32.60%      86.64%
ROUTE 6 MALL                                              119,658       55,824       175,482      100.00%     83.88%      94.87%
SHILLINGTON PLAZA                                         134,607       16,135       150,742      100.00%    100.00%     100.00%
TIOGA WEST                                                113,338        9,000       122,338      100.00%    100.00%     100.00%
25TH STREET SHOPPING CENTER                                28,800      102,677       131,477      100.00%     94.94%      96.05%
UNION PLAZA                                               217,992            -       217,992      100.00%                100.00%
VALMONT PLAZA                                             137,817       62,347       200,164       70.09%     91.18%      76.66%
                                                      ------------------------------------------------------------------------------
Total: Pennsylvania                                     2,415,688      823,206     3,238,894       95.75%     86.37%      93.37%
                                                      ------------------------------------------------------------------------------

Virginia
--------
KINGS FAIRGROUNDS                                         103,335       15,200       118,535      100.00%    100.00%     100.00%
                                                      ------------------------------------------------------------------------------
Total: Virginia                                           103,335       15,200       118,535      100.00%    100.00%     100.00%
                                                      ------------------------------------------------------------------------------

                      Total : Mid-Atlantic              2,519,023      838,406     3,357,429       95.93%     86.62%      93.61%
                                                      ------------------------------------------------------------------------------

                                                     -----------------------------------------------------------------------
                                                                                                   Annualized Base Rent
                                                                Annualized Base Rent             per Occupied Square Foot
                                                     -----------------------------------------------------------------------
                                                        Anchors        Shops        Total       Anchors     Shops     Total
                                                     -----------------------------------------------------------------------
                Retail Properties - Wholly Owned
                --------------------------------
                          Mid-Atlantic
                          ------------

Pennsylvania(1)
---------------
AMES PLAZA                                               189,263             -      189,263        2.09          -      2.09
BIRNEY PLAZA                                             311,544       354,900      666,444        2.30       6.08      3.44
BLACKMAN PLAZA                                           204,664        58,000      262,664        1.95       5.04      2.26
BRADFORD TOWNE CENTRE                                    887,469       556,202    1,443,671        6.06       6.58      6.25
CIRCLE PLAZA                                             252,289             -      252,289        2.74          -      2.74
DUNMORE PLAZA                                             89,134        47,975      137,109        2.25      12.62      3.15
EAST END CENTER                                        1,117,500     1,111,580    2,229,080        6.34       8.74      7.35
GREENRIDGE PLAZA                                         380,000       353,893      733,893        4.56       7.60      5.65
KINGSTON PLAZA                                           280,750       132,250      413,000        5.45       9.93      6.37
LUZERNE STREET SHOPPING CENTER                           272,150        39,097      311,247        4.98      12.62      5.39
MARK PLAZA                                               625,776       283,232      909,008        3.97       7.49      4.65
MONROE PLAZA                                             423,718        30,280      453,998        3.31      12.41      3.48
MOUNTAINVILLE SHOPPING CENTER                            225,416       357,086      582,502        3.31       7.98      5.17
PITTSTON PLAZA                                           492,212       117,125      609,337        7.28       9.76      7.66
PLAZA 15                                                 216,988       145,825      362,813        2.65       4.99      3.27
PLAZA 422                                                262,030        63,450      325,480        2.11       6.34      2.43
ROUTE 6 MALL                                             687,951       298,557      986,508        5.75       6.38      5.93
SHILLINGTON PLAZA                                        367,720       209,600      577,320        2.73      12.99      3.83
TIOGA WEST                                               373,847        72,000      445,847        3.30       8.00      3.64
25TH STREET SHOPPING CENTER                              254,350     1,115,451    1,369,801        8.83      11.44     10.85
UNION PLAZA                                              938,730             -      938,730        4.31          -      4.31
VALMONT PLAZA                                            220,000       389,368      609,368        2.28       6.85      3.97
                                                     ------------------------------------------------------------------------
Total: Pennsylvania                                    9,073,501     5,735,871   14,809,372        3.92       8.07      4.90
                                                     ------------------------------------------------------------------------

Virginia
--------
KINGS FAIRGROUNDS                                        318,634        72,400      391,034        3.08       4.76      3.30
                                                     ------------------------------------------------------------------------
Total: Virginia                                          318,634        72,400      391,034        3.08       4.76      3.30
                                                     ------------------------------------------------------------------------

                      Total : Mid-Atlantic             9,392,135     5,808,271   15,200,406        3.89       8.00      4.84
                                                     ------------------------------------------------------------------------

General notes - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced The Company considers those tenants who comprise greater than 10% of a center's GLA as anchor tenants

(1) In connection with the redevelopment of the Abington Towne Center (formerly the Atrium Mall), the Company has entered into a contract to sell approximately 158,000 square feet of the main building to Target. The Company will retain and redevelop the remaining approximatly 50,000 square feet of the center. As a result of this activity, this property is not included as a current operating property for the quarter ended September 30, 2000 and is not included in the above amounts for the Mid-Atlantic region and wholly owned totals

                                                                          [LOGO]

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                               SEPTEMBER 30, 2000
                    Commercial Properties by Region - Detail

                                                      ------------------------------------------------------------------------------

                                                                    Gross Leasable Area                   Occupancy
                                                      ------------------------------------------------------------------------------
                                                         Anchors       Shops         Total       Anchors     Shops       Total
                                                      ------------------------------------------------------------------------------
                Retail Properties - Wholly Owned
                --------------------------------

                            Midwest
                            -------

Illinois
--------
HOBSON WEST PLAZA                                       42,037        57,913        99,950       100.00%      91.86%      95.28%
                                                      ------------------------------------------------------------------------------
Total: Illinois                                         42,037        57,913        99,950       100.00%      91.86%      95.28%
                                                      ------------------------------------------------------------------------------

Indiana
-------
MERRILLVILLE PLAZA                                     101,357       134,063       235,420       100.00%      90.10%      94.36%
                                                      ------------------------------------------------------------------------------
Total: Indiana                                         101,357       134,063       235,420       100.00%      90.10%      94.36%
                                                      ------------------------------------------------------------------------------

Michigan
--------
BLOOMFIELD TOWN SQUARE                                 132,182        81,721       213,903       100.00%      68.46%      87.95%
                                                      ------------------------------------------------------------------------------
Total: Michigan                                        132,182        81,721       213,903       100.00%      68.46%      87.95%
                                                      ------------------------------------------------------------------------------

Ohio
----
MAD RIVER STATION                                       58,185        95,783       153,968       100.00%      85.79%      91.16%
                                                      ------------------------------------------------------------------------------
Total: Ohio                                             58,185        95,783       153,968       100.00%      85.79%      91.16%
                                                      ------------------------------------------------------------------------------

                         Total: Midwest                333,761       369,480       703,241       100.00%      84.47%      91.84%
                                                      ------------------------------------------------------------------------------

                          New England
                          -----------

Connecticut
-----------
TOWN LINE PLAZA                                        157,165        48,693       205,858       100.00%      81.93%      95.73%
                                                      ------------------------------------------------------------------------------
Total: Connecticut                                     157,165        48,693       205,858       100.00%      81.93%      95.73%
                                                      ------------------------------------------------------------------------------

Massachusetts
-------------
METHUEN SHOPPING CENTER                                116,260        13,234       129,494        26.20%     100.00%      33.74%
CRESCENT PLAZA                                         154,865        61,230       216,095       100.00%      95.75%      98.80%
                                                      ------------------------------------------------------------------------------
Total: Massachusetts                                   271,125        74,464       345,589        68.35%      96.51%      74.42%
                                                      ------------------------------------------------------------------------------

Rhode Island
------------
WALNUT HILL PLAZA                                      170,900       107,246       278,146       100.00%      82.49%      93.25%
                                                      ------------------------------------------------------------------------------
Total: Rhode Island                                    170,900       107,246       278,146       100.00%      82.49%      93.25%
                                                      ------------------------------------------------------------------------------

Vermont
-------
THE GATEWAY SHOPPING CENTER(1)                          92,158        25,236       117,394        34.29%      60.41%      39.90%
                                                      ------------------------------------------------------------------------------
Total: Vermont                                          92,158        25,236       117,394        34.29%      60.41%      39.90%
                                                      ------------------------------------------------------------------------------

                       Total: New England              691,348       255,639       946,987        78.83%      84.29%      80.30%
                                                      ------------------------------------------------------------------------------

                                                     -----------------------------------------------------------------------
                                                                                                   Annualized Base Rent
                                                                Annualized Base Rent             per Occupied Square Foot
                                                     -----------------------------------------------------------------------
                                                        Anchors        Shops        Total       Anchors     Shops     Total
                                                     -----------------------------------------------------------------------
                Retail Properties - Wholly Owned
                --------------------------------

                            Midwest
                            -------

Illinois
--------
HOBSON WEST PLAZA                                      170,000        814,794       984,794      4.04      15.32      10.34
                                                     -----------------------------------------------------------------------
Total: Illinois                                        170,000        814,794       984,794      4.04      15.32      10.34
                                                     -----------------------------------------------------------------------

Indiana
-------
MERRILLVILLE PLAZA                                     835,417      1,390,636     2,226,053      8.24      11.51      10.02
                                                     -----------------------------------------------------------------------
Total: Indiana                                         835,417      1,390,636     2,226,053      8.24      11.51      10.02
                                                     -----------------------------------------------------------------------

Michigan
--------
BLOOMFIELD TOWN SQUARE                                 930,383        704,398     1,634,781      7.04      12.59       8.69
                                                     -----------------------------------------------------------------------
Total: Michigan                                        930,383        704,398     1,634,781      7.04      12.59       8.69
                                                     -----------------------------------------------------------------------

Ohio
----
MAD RIVER STATION                                      475,230      1,143,614     1,618,844      8.17      13.92      11.53
                                                     -----------------------------------------------------------------------
Total: Ohio                                            475,230      1,143,614     1,618,844      8.17      13.92      11.53
                                                     -----------------------------------------------------------------------

                         Total: Midwest              2,411,030      4,053,442     6,464,472      7.22      12.99      10.01
                                                     -----------------------------------------------------------------------

                          New England
                          -----------

Connecticut
-----------
TOWN LINE PLAZA                                        730,000        523,834     1,253,834      4.64      13.13       6.36
                                                     -----------------------------------------------------------------------
Total: Connecticut                                     730,000        523,834     1,253,834      4.64      13.13       6.36
                                                     -----------------------------------------------------------------------

Massachusetts
-------------
METHUEN SHOPPING CENTER                                109,656        161,680       271,336      3.60      12.22       6.21
CRESCENT PLAZA                                         812,385        502,750     1,315,135      5.25       8.58       6.16
                                                     -----------------------------------------------------------------------
Total: Massachusetts                                   922,041        664,430     1,586,471      4.98       9.25       6.17
                                                     -----------------------------------------------------------------------

Rhode Island
------------
WALNUT HILL PLAZA                                      967,833        866,939     1,834,772      5.66       9.80       7.07
                                                     -----------------------------------------------------------------------
Total: Rhode Island                                    967,833        866,939     1,834,772      5.66       9.80       7.07
                                                     -----------------------------------------------------------------------

Vermont
-------
THE GATEWAY SHOPPING CENTER(1)                         126,400        217,485       343,885      4.00      14.27       7.34
                                                     -----------------------------------------------------------------------
Total: Vermont                                         126,400        217,485       343,885      4.00      14.27       7.34
                                                     -----------------------------------------------------------------------

                       Total: New England            2,746,274      2,272,688     5,018,962      5.04      10.55       6.60
                                                     -----------------------------------------------------------------------

General notes - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced The Company considers those tenants who comprise greater than 10% of a center's GLA as anchor tenants

(1) This property is currently under redevelopment Retail Properties - Wholly Owned

                                                                          [LOGO]

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                               SEPTEMBER 30, 2000
                    Commercial Properties by Region - Detail

                                                      ------------------------------------------------------------------------------

                                                                    Gross Leasable Area                   Occupancy
                                                      ------------------------------------------------------------------------------
                                                         Anchors       Shops         Total       Anchors     Shops       Total
                                                      ------------------------------------------------------------------------------
                Retail Properties - Wholly Owned
                --------------------------------

                        New York Region
                        ---------------

New Jersey
----------
ELMWOOD PARK SHOPPING CENTER                             27,918          96,314       124,232     100.00%     91.35%      93.29%
MARKETPLACE OF ABSECON                                   58,031          46,875       104,906     100.00%     68.38%      85.87%
BERLIN SHOPPING CENTER                                  127,850          57,728       185,578     100.00%     73.32%      91.70%
LEDGEWOOD MALL                                          342,468         172,558       515,026     100.00%     82.30%      94.07%
MANAHAWKIN VILLAGE SHOPPING CENTER                      152,053          23,208       175,261     100.00%    100.00%     100.00%
                                                      ------------------------------------------------------------------------------
Total: New Jersey                                       708,320         396,683     1,105,003     100.00%     82.58%      93.75%
                                                      ------------------------------------------------------------------------------

New York
--------
SOUNDVIEW MARKETPLACE                                    66,800         113,820       180,620     100.00%     87.35%      92.03%
VILLAGE COMMONS SHOPPING CENTER                          25,192          61,963        87,155     100.00%     88.83%      92.06%
BRANCH SHOPPING CENTER                                   83,670          42,142       125,812     100.00%     84.19%      94.70%
NEW LOUDEN CENTER                                       226,543          25,200       251,743      78.89%    100.00%      81.00%
TROY PLAZA                                              100,709          27,770       128,479     100.00%    100.00%     100.00%
PACESETTER PARK SHOPPING CENTER                          52,052          43,507        95,559     100.00%     61.79%      82.60%
                                                      ------------------------------------------------------------------------------
Total: New York                                         554,966         314,402       869,368      91.38%     85.81%      89.37%
                                                      ------------------------------------------------------------------------------

                     Total: New York Region           1,263,286         711,085     1,974,371      96.21%     84.01%      91.82%
                                                      ------------------------------------------------------------------------------

                           Southeast
                           ---------
Alabama
-------
MIDWAY PLAZA                                            105,775         101,763       207,538      79.44%     67.07%      73.37%
NORTHSIDE MALL                                          111,970         270,329       382,299     100.00%     55.94%      68.84%
                                                      ------------------------------------------------------------------------------
Total: Alabama                                          217,745         372,092       589,837      90.01%     58.98%      70.44%
                                                      ------------------------------------------------------------------------------

Florida
-------
NEW SMYRNA BEACH SHOPPING CENTER                         35,980          65,341       101,321     100.00%    100.00%     100.00%
                                                      ------------------------------------------------------------------------------
Total: Florida                                           35,980          65,341       101,321     100.00%    100.00%     100.00%
                                                      ------------------------------------------------------------------------------

Georgia
-------
CLOUD SPRINGS PLAZA                                      74,260          39,107       113,367     100.00%     83.38%      94.27%
                                                      ------------------------------------------------------------------------------
Total: Georgia                                           74,260          39,107       113,367     100.00%     83.38%      94.27%
                                                      ------------------------------------------------------------------------------

South Carolina
--------------
MARTINTOWN PLAZA                                         91,996          41,896       133,892      80.43%     64.66%      75.50%
WESMARK PLAZA                                           104,800          99,983       204,783     100.00%     83.75%      92.07%
                                                      ------------------------------------------------------------------------------
Total: South Carolina                                   196,796         141,879       338,675      90.85%     78.11%      85.51%
                                                      ------------------------------------------------------------------------------

                       Total: Southeast                 524,781         618,419     1,143,200      92.43%     69.25%      79.89%
                                                      ------------------------------------------------------------------------------

Total: Retail Properties - Wholly Owned(1)            5,332,199       2,793,029     8,125,228      93.68%     81.61%      89.53%
                                                      ==============================================================================

                                                     ----------------------------------------------------------------------
                                                                                                   Annualized Base Rent
                                                                Annualized Base Rent             per Occupied Square Foot
                                                     ----------------------------------------------------------------------
                                                        Anchors        Shops        Total       Anchors     Shops     Total
                                                     ----------------------------------------------------------------------
                Retail Properties - Wholly Owned
                --------------------------------

                        New York Region
                        ---------------
New Jersey
----------
ELMWOOD PARK SHOPPING CENTER                              120,000      1,820,022     1,940,022     4.30      20.69    16.74
MARKETPLACE OF ABSECON                                    927,574        505,575     1,433,149    15.98      15.77    15.91
BERLIN SHOPPING CENTER                                    619,400        264,944       884,344     4.84       6.26     5.20
LEDGEWOOD MALL                                          2,926,038      1,658,433     4,584,471     8.54      11.68     9.46
MANAHAWKIN VILLAGE SHOPPING CENTER                      1,286,874        303,686     1,590,560     8.46      13.09     9.08
                                                      ---------------------------------------------------------------------
Total: New Jersey                                       5,879,886      4,552,660    10,432,546     8.30      13.90    10.07
                                                      ---------------------------------------------------------------------
New York
--------
SOUNDVIEW MARKETPLACE                                   1,010,250      1,357,015     2,367,265    15.12      13.65    14.24
VILLAGE COMMONS SHOPPING CENTER                           407,055      1,296,495     1,703,550    16.16      23.55    21.23
BRANCH SHOPPING CENTER                                  1,110,114        609,240     1,719,354    13.27      17.17    14.43
NEW LOUDEN CENTER                                       1,132,881        415,170     1,548,051     6.34      16.48     7.59
TROY PLAZA                                                196,000        290,625       486,625     1.95      10.47     3.79
PACESETTER PARK SHOPPING CENTER                           299,908        481,826       781,734     5.76      17.92     9.90
                                                      ---------------------------------------------------------------------
Total: New York                                         4,156,208      4,450,371     8,606,579     8.20      16.50    11.08
                                                      ---------------------------------------------------------------------

                     Total: New York Region            10,036,094      9,003,031    19,039,125     8.26      15.07    10.50
                                                      ---------------------------------------------------------------------

                           Southeast
                           ---------
Alabama
-------
MIDWAY PLAZA                                              213,960        342,880       556,840     2.55       5.02     3.66
NORTHSIDE MALL                                            227,974        684,388       912,362     2.04       4.53     3.47
                                                      ---------------------------------------------------------------------
Total: Alabama                                            441,934      1,027,268     1,469,202     2.25       4.68     3.54
                                                      ---------------------------------------------------------------------
Florida
-------
NEW SMYRNA BEACH SHOPPING CENTER                          275,100        494,685       769,785     7.65       7.57     7.60
                                                      ---------------------------------------------------------------------
Total: Florida                                            275,100        494,685       769,785     7.65       7.57     7.60
                                                      ---------------------------------------------------------------------
Georgia
-------
CLOUD SPRINGS PLAZA                                       331,371        176,470       507,841     4.46       5.41     4.75
                                                      ---------------------------------------------------------------------
Total: Georgia                                            331,371        176,470       507,841     4.46       5.41     4.75
                                                      ---------------------------------------------------------------------
South Carolina
--------------
MARTINTOWN PLAZA                                          296,500        162,231       458,731     4.01       5.99     4.54
WESMARK PLAZA                                             582,900        182,692       765,592     5.56       2.18     4.06
                                                      ---------------------------------------------------------------------
Total: South Carolina                                     879,400        344,923     1,224,323     4.92       3.11     4.23
                                                      ---------------------------------------------------------------------

                       Total: Southeast                 1,927,805      2,043,346     3,971,151     3.97       4.77     4.35
                                                      ---------------------------------------------------------------------

Total: Retail Properties - Wholly Owned(1)            $26,513,338    $23,180,778   $49,694,116   $ 5.31     $10.17   $ 6.83
                                                      =====================================================================

General notes - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced The Company considers those tenants who comprise greater than 10% of a center's GLA as anchor tenants

(1) The Company is currently redeveloping the Abington Towne Center (formerly the Atrium Mall). As part of the redevelopment, the Company has terminated leases with A&P and Circuit City and is anticipating terminating a third lease with Eckerd Drugs during the third quarter of 2000. The Company has also entered into a contract to sell approximately 158,000 square feet of the main building to Target. As a result of this activity, the center is not included as an operating property for the quarter ended June 30, 2000 and is not included in the above amounts for Pennsylvania, the Mid-Atlantic region and wholly owned totals

                                                                          [LOGO]

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                               SEPTEMBER 30, 2000
                    Commercial Properties by Region - Detail

                                                      -----------------------------------------------------------------------------

                                                                    Gross Leasable Area                   Occupancy
                                                      -----------------------------------------------------------------------------
                                                         Anchors       Shops         Total       Anchors     Shops       Total
                                                      -----------------------------------------------------------------------------
                           Mixed Use
                           ---------

                          New England
                          -----------
Connecticut
-----------
239 GREENWICH AVENUE                                    16,834              -        16,834       100.00%          -     100.00%
                                                      -----------------------------------------------------------------------------
Total: Connecticut                                      16,834              -        16,834       100.00%          -     100.00%
                                                      -----------------------------------------------------------------------------

Total: New England                                      16,834              -        16,834       100.00%          -     100.00%
                                                      -----------------------------------------------------------------------------

                           Southeast
                           ---------
Florida
-------
NORTHWOOD CENTRE                                       322,237        180,324       502,561       100.00%     66.83%      88.10%
                                                      -----------------------------------------------------------------------------
Total: Florida                                         322,237        180,324       502,561       100.00%     66.83%      88.10%
                                                      -----------------------------------------------------------------------------

Total: Southeast                                       322,237        180,324       502,561       100.00%     66.83%      88.10%
                                                      -----------------------------------------------------------------------------

Total: Mixed Use                                       339,071        180,324       519,395       100.00%     66.83%      88.48%
                                                      =============================================================================

                Unconsolidated Retail Properties
                --------------------------------

                        New York Region
                        ---------------

New York
--------
CROSSROADS JOINT VENTURE                               138,933         57,116       196,049       100.00%     90.42%      97.21%
CROSSROADS II                                           52,430         62,548       114,978       100.00%    100.00%     100.00%
                                                      -----------------------------------------------------------------------------
Total: New York                                        191,363        119,664       311,027       100.00%     95.43%      98.24%
                                                      -----------------------------------------------------------------------------

Total: New York Region                                 191,363        119,664       311,027       100.00%     95.43%      98.24%
                                                      -----------------------------------------------------------------------------

Total: Unconsolidated Retail Properties                191,363        119,664       311,027       100.00%     95.43%      98.24%
                                                      =============================================================================

                                                     ------------------------------------------------------------------------
                                                                                                   Annualized Base Rent
                                                                Annualized Base Rent             per Occupied Square Foot
                                                     ------------------------------------------------------------------------
                                                        Anchors        Shops         Total       Anchors     Shops      Total
                                                     ------------------------------------------------------------------------
                           Mixed Use
                           ---------

                          New England
                          -----------
Connecticut
-----------
239 GREENWICH AVENUE                                 $1,125,165       $        -    $1,125,165    $66.84     $    -    $66.84
                                                     ------------------------------------------------------------------------
Total: Connecticut                                    1,125,165                -     1,125,165     66.84          -     66.84
                                                     ------------------------------------------------------------------------

Total: New England                                    1,125,165                -     1,125,165     66.84          -     66.84
                                                     ------------------------------------------------------------------------

                           Southeast
                           ---------
Florida
-------
NORTHWOOD CENTRE                                      4,305,369        1,521,979     5,827,348     13.36      12.63     13.16
                                                     ------------------------------------------------------------------------
Total: Florida                                        4,305,369        1,521,979     5,827,348     13.36      12.63     13.16
                                                     ------------------------------------------------------------------------

Total: Southeast                                      4,305,369        1,521,979     5,827,348     13.36      12.63     13.16
                                                     ------------------------------------------------------------------------

Total: Mixed Use                                     $5,430,534       $1,521,979    $6,952,513    $16.02     $12.63    $15.13
                                                     ========================================================================

                Unconsolidated Retail Properties
                --------------------------------

                        New York Region
                        ---------------

New York
--------
CROSSROADS JOINT VENTURE                             $1,070,250       $1,419,224    $2,489,474    $ 7.70     $27.48    $13.06
CROSSROADS II                                           720,296        1,828,746     2,549,042     13.74      29.24     22.17
                                                     ------------------------------------------------------------------------
Total: New York                                       1,790,546        3,247,970     5,038,516      9.36      28.44     16.49
                                                     ------------------------------------------------------------------------

Total: New York Region                                1,790,546        3,247,970     5,038,516      9.36      28.44     16.49
                                                     ------------------------------------------------------------------------

Total: Unconsolidated Retail Properties              $1,790,546       $3,247,970    $5,038,516    $ 9.36     $28.44    $16.49
                                                     ========================================================================

General notes - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced The Company considers those tenants who comprise greater than 10% of a center's GLA as anchor tenants

                                                                          [LOGO]
                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                               SEPTEMBER 30, 2000

             Top 25 Retail Tenants - Ranked by Annualized Base Rent
             ------------------------------------------------------
                (excludes Joint Venture and Mixed-Use Properties)

                                                                                                       Percentage of Total
                                                                                                  Represented by Retail Tenant
                                             Number of                                         -----------------------------------
                    Retail                   Stores in      Total          Annualized Base          Total          Annualized Base
Ranking             Tenant                   Portfolio       GLA               Rent 1          Portfolio GLA(2)         Rent(2)
-------             ------                   ---------       ---               ------          ----------------         -------
   1        Kmart                                9         924,282         $ 3,431,692               11.4%                6.9%
   2        Ames                                11         815,171           2,479,383               10.0%                5.0%
   3        Price Chopper                        6         267,197           1,596,727                3.3%                3.2%
   4        Grand Union(3)                       4         174,570           1,383,578                2.1%                2.8%
   5        Eckerd Drug(4)                      14         169,563           1,354,990                2.1%                2.7%
   6        T.J. Maxx                            7         208,108           1,288,861                2.6%                2.6%
   7        Walmart                              2         232,540           1,116,575                2.9%                2.2%
   8        Shaw's                               2         102,617           1,014,684                1.3%                2.0%
   9        Acme (Albertson's)                   3         109,064           1,004,080                1.3%                2.0%
  10        Redner's Supermarket                 2         111,739             837,112                1.4%                1.7%
  11        PharMor                              2          90,471             820,346                1.1%                1.7%
  12        Fashion Bug(5)                      10         126,056             792,721                1.6%                1.6%
  13        A&P (Waldbaum's)                     1          64,665             730,000                0.8%                1.5%
  14        Sears                                2         159,640             703,230                2.0%                1.4%
  15        Penn Traffic                         2          85,896             635,811                1.1%                1.3%
  16        Stern's (Federated)                  1          73,349             610,745                0.9%                1.2%
  17        CVS                                  6          62,610             605,755                0.8%                1.2%
  18        Clearview Cinemas(6)                 1          25,400             596,250                0.3%                1.2%
  19        Blockbuster Video                    5          28,266             587,412                0.3%                1.2%
  20        Kay Bee Toys                         5          41,025             559,050                0.5%                1.1%
  21        JC Penney                            2          72,580             546,747                0.9%                1.1%
  22        Payless Shoe Source                 12          41,209             514,970                0.5%                1.0%
  23        Circuit City                         1          33,294             449,469                0.4%                0.9%
  24        Office Depot                         3          83,821             443,480                1.0%                0.9%
  25        Walgreens                            2          18,978             420,024                0.2%                0.8%
                                               ---       ---------        ------------               ----                ----

                              Total            115       4,122,111        $ 24,523,692               50.7%               49.3%
                                               ===       =========        ============               ====                ====

(1) Base rents do not include percentage rents (except where noted), additional rents for property expense reimbursements, and contractual rent escalations due after September 30, 2000

(2) Represents total GLA and annualized base rent for the Company's retail properties excluding mixed-use and joint venture properties

(3) On October 2, 2000, Grand Union filed for protection under Chapter 11 of the US Bankruptcy laws

(4) Subsidiary of JC Penney. The store at the Route 6 Mall has ceased operating but continues to pay rent persuant to the lease

(5) This tenant pays percentage rent only (no minimum rent) at 8 of these locations. Included in the above rent is $576,093 of percentage rent paid for calander 1999

(6) Subsidiary of Cablevision

                                                                          [LOGO]

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                               SEPTEMBER 30, 2000

                              Anchor Tenant Summary
                              ---------------------

-----------------------------------------------------------------------------------------------------------------------------------
                      Property/Tenant Name                    Square      Lease       Annual       Annual           Options/
                        (Type of Center)                      Footage   Expiration     Rent       Rent PSF       Required Notice
-----------------------------------------------------------------------------------------------------------------------------------
                THE COMPANY CONSIDERS THOSE TENANTS WHO COMPRISE GREATER THAN 10% OF A CENTER'S GLA AS ANCHOR TENANTS
        (The below detail does not include space which is currently leased, but for which rent payment has not yet commenced)

Retail Anchor Properties - Wholly Owned
---------------------------------------

New England
-----------

   Connecticut
   -----------
       TOWN LINE PLAZA, ROCKY HILL (Strip Mall)
             WAL-MART(1)                                       92,500    12/31/09  $       -       $    -
             WALDBAUMS                                         64,665      3/8/17    730,000        11.29 (7)   5 YEAR (6 MONTHS)
                                                              -------              ----------------------
             Total: TOWN LINE PLAZA                           157,165                730,000        11.29
                                                              -------              ----------------------
   Massachusetts
   -------------
       METHUEN SHOPPING CENTER, METHUEN (Strip Mall)
             DEMOULAS SUPER MARKETS                            30,460     1/31/05    109,656         3.60 (2)   5 YEAR
                                                              -------              ----------------------
             Total: METHUEN SHOPPING CENTER                    30,460                109,656         3.60
                                                              -------              ----------------------

       CRESCENT PLAZA, BROCKTON (Strip Mall)
             BRADLEES                                         104,640     1/31/09    295,425         2.82 (1)   8 YR & (2) 5 YEAR
             SHAWS SUPERMARKETS                                50,225    12/31/12    516,960        10.29 (6)   5 YEAR (6 MONTHS)
                                                              -------              ----------------------
             Total: CRESCENT PLAZA                            154,865                812,385         5.25
                                                              -------              ----------------------

   Rhode Island
   ------------
       WALNUT HILL PLAZA, WOONSOCKET (Strip Mall)
             A.J. WRIGHT                                       28,648     4/30/04    164,726         5.75 (3)   5 YEARS (6 MONTHS)
             BRUNSWICK INDOOR RECREATION                       29,160      4/2/05     47,383         1.62  -
             SEARS                                             60,700     8/31/03    258,000         4.25 (6)   5 YEAR (12 MONTHS)
             SHAWS SUPERMARKETS                                52,392    12/31/13    497,724         9.50 (6)   5 YEAR (9 MONTHS)
                                                              -------              ----------------------
             Total: WALNUT HILL PLAZA                         170,900                967,833         5.66
                                                              -------              ----------------------

   Vermont
   -------
       THE GATEWAY SHOPPING CENTER, BURLINGTON (Strip Mall)(2)
             GRAND UNION(3)                                    31,600     6/30/05    126,400         4.00 (1)   5 YEAR (12 MONTHS)
                                                              -------              ----------------------
             Total: THE GATEWAY SHOPPING CENTER                31,600                126,400         4.00
                                                              -------              ----------------------

Total : New England                                           544,990              2,746,274         5.04
                                                              -------              ----------------------

(1) This space is contiguous to the Company's property and is not owned by the Company.
(2) This property is currently undergoing redevelopment
(3) Grand Union filed Chapter 11 on October 2, 2000. This lease has been neither rejected nor affirmed to date.

                                                                          [LOGO]

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                               SEPTEMBER 30, 2000

                              Anchor Tenant Summary
                              ---------------------

-----------------------------------------------------------------------------------------------------------------------------------
                      Property/Tenant Name                    Square      Lease       Annual       Annual           Options/
                        (Type of Center)                      Footage   Expiration     Rent       Rent PSF       Required Notice
-----------------------------------------------------------------------------------------------------------------------------------
                THE COMPANY CONSIDERS THOSE TENANTS WHO COMPRISE GREATER THAN 10% OF A CENTER'S GLA AS ANCHOR TENANTS
        (The below detail does not include space which is currently leased, but for which rent payment has not yet commenced)

Retail Anchor Properties - Wholly Owned
---------------------------------------

New York Region
---------------

   New Jersey
   ----------
       ELMWOOD PARK SHOPPING CENTER, ELMWOOD PARK (Strip Mall)
             GRAND UNION(2)                                      27,918   4/30/01     120,000       4.30  -
                                                              ---------            ---------------------
             Total: ELMWOOD PARK SHOPPING CENTER                 27,918               120,000       4.30
                                                              ---------            ---------------------

       MARKETPLACE OF ABSECON, ABSECON (Strip Mall)
             ECKERD DRUG                                         13,207   9/20/20     329,310      24.93 (4)    5 YEAR (6 MONTHS)
             ACME MARKETS                                        44,824   4/30/15     598,264      13.35 (8)    5 YEAR (12 MONTHS)
                                                              ---------            ---------------------
             Total: MARKETPLACE OF ABSECON                       58,031               927,574      15.98
                                                              ---------            ---------------------

       BERLIN SHOPPING CENTER, BERLIN (Strip Mall)
             ACME MARKETS                                        32,040   4/30/05     320,400      10.00 (2)    5 YEAR (6 MONTHS)
             KMART                                               95,810  11/30/04     299,000       3.12 (5)    5 YEAR (6 MONTHS)
                                                              ---------            ---------------------
             Total: BERLIN SHOPPING CENTER                      127,850               619,400       4.84
                                                              ---------            ---------------------

       LEDGEWOOD MALL, LEDGEWOOD (Mall)
             CIRCUIT CITY                                        33,294   1/31/20     449,469      13.50 (4)    5 YEAR (6 MONTHS)
             MARSHALL'S                                          27,228   1/31/02     313,122      11.50
             PHARMHOUSE                                          47,271   5/31/09     496,346      10.50 (2)    5 YEAR
             THE SPORTS AUTHORITY                                52,205   5/31/07     225,000       4.31 (6)    5 YEAR (15 MONTHS)
             STERN'S DEPARTMENT STORES(1)                        61,900   1/31/05     553,500       8.94 (1)    5 YEAR (6 MONTHS)
             WAL-MART                                           120,570   3/31/19     888,601       7.37 (6)    5 YEAR (6 MONTHS)
                                                              ---------            ---------------------
             Total: LEDGEWOOD MALL                              342,468             2,926,038       8.54
                                                              ---------            ---------------------

       MANAHAWKIN VILLAGE, MANAHAWKIN (Strip Mail)
             KMART                                              112,434   1/31/19     843,255       7.50 (8)    5 YEAR (12 MONTHS)
             MANDEE'S                                             8,000   1/31/04      80,000      10.00 (4)    5 YEARS (6 MONTHS)
             HOYTS                                               31,619  11/30/18     363,618      11.50 (4)    5 YEAR (6 MONTHS)
                                                              ---------            ---------------------
             Total: MANAHAWKIN VILLAGE SHOPPING CENTER          152,053             1,286,873       8.46
                                                              ---------            ---------------------

   New York
   --------
       SOUNDVIEW MARKETPLACE, PORT WASHINGTON (Strip Mall)
             KING KULLEN                                         41,400   9/26/07     414,000      10.00 (3)    5 YEAR (11 MONTHS)
             CLEARVIEW CINEMA                                    25,400   5/31/10     596,250      23.47 (4)    5 YEAR (12 MONTHS)
                                                              ---------            ---------------------
             Total: SOUNDVIEW MARKETPLACE                        66,800             1,010,250      15.12
                                                              ---------            ---------------------

       SMITHTOWN SHOPPING CENTER, SMITHTOWN (Strip Mall)
             DAFFY'S                                             16,125   5/30/08     262,031      16.25 (4)    5 YEAR (12 MONTHS)
             WALGREENS EASTERN CO. INC.                           9,067  12/31/21     145,024      15.99  -
                                                              ---------            ---------------------
             Total: SMITHTOWN SHOPPING CENTER                    25,192               407,055      16.16
                                                              ---------            ---------------------

       THE BRANCH SHOPPING CENTER, SMITHTOWN (Strip Mall)
             GRAND UNION(2)                                      63,000  11/30/13     837,270      13.29 (1)    10 YEAR & (1) 5 YEAR
             PERGAMENT HOME CENTERS                              20,670  10/31/04     272,844      13.20 (3)    5 YEAR (12 MONTHS)
                                                              ---------            ---------------------
             Total: RD BRANCH ASSOCIATES L.P.                    83,670             1,110,114      13.27
                                                              ---------            ---------------------

       NEW LOUDON CENTER, LATHAM (Strip Mall)
             AMES                                                76,641   2/28/00     268,244       3.50 (3)    5 YEAR (12 MONTHS)
             MARSHALLS                                           26,015   1/31/04     104,060       4.00 (1)    5 YEAR (12 MONTHS)
             PRICE CHOPPER                                       76,060   5/31/15     760,577      10.00 (4)    5 YEAR (12 MONTHS)
                                                              ---------            ---------------------
             Total: NEW LOUDEN CENTER                           178,716             1,132,881       6.34
                                                              ---------            ---------------------

       TROY PLAZA, TROY (Strip Mall)
             AMES                                                71,665   5/31/06     140,000       1.95 (1)    5 YEAR (6 MONTHS)
             PRICE CHOPPER                                       29,044   9/30/04      56,000       1.93 (2)    5 YEAR
                                                              ---------            ---------------------
             Total: TROY PLAZA                                  100,709               196,000       1.95
                                                              ---------            ---------------------

       PACESETTER PARK SHOPPING CENTER, POMONA (Strip Center)
             GRAND UNION(2)                                      52,052   8/31/20     299,909       5.76 (2)    10 YEAR
                                                              ---------            ---------------------
             Total: PACESETTER PARK SHOPPING CENTER              52,052               299,909       5.76
                                                              ---------            ---------------------

Total: New York Region                                        1,215,459            10,036,094       8.26
                                                              ---------            ---------------------

(1) The tenant has additional expansion space bringing the total space to 74,815 s.f. with rents of $618,075

(2) Grand Union filed Chapter 11 on October 2, 2000. These leases have been neither rejected nor affirmed to date.

                                                                          [LOGO]

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                               SEPTEMBER 30, 2000

                              Anchor Tenant Summary
                              ---------------------

-----------------------------------------------------------------------------------------------------------------------------------
                      Property/Tenant Name                    Square      Lease       Annual       Annual           Options/
                        (Type of Center)                      Footage   Expiration     Rent       Rent PSF       Required Notice
-----------------------------------------------------------------------------------------------------------------------------------
                THE COMPANY CONSIDERS THOSE TENANTS WHO COMPRISE GREATER THAN 10% OF A CENTER'S GLA AS ANCHOR TENANTS
        (The below detail does not include space which is currently leased, but for which rent payment has not yet commenced)

Retail Anchor Properties - Wholly Owned
---------------------------------------

Mid-Atlantic
------------

   Pennsylvania
   ------------
       ABINGTON TOWNE CENTER, ABINGTON (Strip Mall)(1)              -           -          -           -

       AMES PLAZA, SHAMOKIN (Strip Mall)
             AMES                                              59,116     1/31/03     84,006        1.42 (2)   5 YEAR (6 MONTHS)
             BUY-RITE LIQUIDATORS                              31,294     8/30/10    105,257        3.36 (1)   5 YEAR (9 MONTHS)
                                                              -------              ---------------------
             Total: AMES PLAZA                                 90,410                189,263        2.09
                                                              -------              ---------------------

       BIRNEY PLAZA, MOOSIC (Strip Mall)
             BIG LOTS                                          30,537     1/31/03    106,880        3.50 (1)   5 YEAR (6 MONTHS)
             KMART                                            104,956    10/31/04    204,664        1.95 (9)   5 YEAR (6 MONTHS)
                                                              -------              ---------------------
             Total: BIRNEY PLAZA                              135,493                311,544        2.30
                                                              -------              ---------------------

       BLACKMAN PLAZA, WILKES-BARRE (Strip Mail)
             KMART                                            104,956    10/31/04    204,664        1.95 (9)   5 YEAR (12 MONTHS)
                                                              -------              ---------------------
             Total: BLACKMAN PLAZA                            104,956                204,664        1.95
                                                              -------              ---------------------

       BRADFORD TOWNE CENTRE, TOWANDA (Strip Mall)
             KMART                                             94,841     3/31/19    474,205        5.00 (10)  5 YEAR (6 MONTHS)
             PENN TRAFFIC                                      51,658     9/30/14    413,264        8.00 (2)   5 YEAR (6 MONTHS)
                                                              -------              ---------------------
             Total: BRADFORD TOWNE CENTRE                     146,499                887,469        6.06
                                                              -------              ---------------------

       CIRCLE PLAZA, SHAMOKIN DAM (Strip Mall)
             KMART                                             92,171     11/7/04    252,289        2.74 (9)   5 YEAR (12 MONTHS)
                                                              -------              ---------------------
             Total: CIRCLE PLAZA                               92,171                252,289        2.74
                                                              -------              ---------------------

       DUNMORE PLAZA, DUNMORE (Strip Mall)
             ECKERD DRUGS                                      13,205    11/30/04     89,134        6.75 (3)   5 YEAR (6 MONTHS)
             PRICE CHOPPER(2)                                  26,475    11/30/05          -           - (3)   5 YEAR (6 MONTHS)
                                                              -------              ---------------------
             Total: DUNMORE PLAZA                              39,680                 89,134        2.25
                                                              -------              ---------------------

       EAST END CENTER, WILKES-BARRE (Strip Mall)
             AMES                                              83,000     1/31/07    436,000        5.25 (6)   5 YEAR (6 MONTHS)
             PHAR-MOR                                          43,200     3/31/03    324,000        7.50 (3)   5 YEAR (6 MONTHS)
             PRICE CHOPPER                                     50,000     4/30/08    357,500        7.15 (4)   5 YEAR (6 MONTHS)
                                                              -------              ---------------------
             Total: EAST END CENTER                           176,200              1,117,500        6.34
                                                              -------              ---------------------

(1) Formerly the Atrium Mall, the Company is currently redeveloping the property. Acadia has sold a portion of the center to Target who will redevelop and occupy 157,616 square feet of the main building. Acadia will retain ownership and redevelop the balance (approximately 50,000 square feet) of the center.

(2) Acadia owns only the land and not the building for this tenant

                                                                          [LOGO]

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                               SEPTEMBER 30, 2000

                              Anchor Tenant Summary
                              ---------------------

-----------------------------------------------------------------------------------------------------------------------------------
                      Property/Tenant Name                    Square      Lease       Annual    Annual          Options/
                        (Type of Center)                      Footage   Expiration     Rent    Rent PSF      Required Notice
-----------------------------------------------------------------------------------------------------------------------------------
                THE COMPANY CONSIDERS THOSE TENANTS WHO COMPRISE GREATER THAN 10% OF A CENTER'S GLA AS ANCHOR TENANTS
        (The below detail does not include space which is currently leased, but for which rent payment has not yet commenced)

Retail Anchor Properties - Wholly Owned
---------------------------------------

Mid-Atlantic (continued)
------------------------

   Pennsylvania
   ------------
       GREENRIDGE PLAZA, SCRANTON (Strip Mall)
             AMES                                              83,330     1/31/07  380,000      4.56 (6)  5 YEAR (6 MONTHS)
                                                              -------              -----------------
             Total: GREENRIDGE PLAZA                           83,330              380,000      4.56
                                                              -------              -----------------

       KINGSTON PLAZA, KINGSTON (Strip Mall)
             DOLLAR GENERAL                                     6,500     6/30/01   35,750      5.50 (2)  3 YEAR (6 MONTHS)
             PRICE CHOPPER                                     45,000    12/31/06  245,000      5.44 (4)  5 YEAR (6 MONTHS)
                                                              -------              -----------------
             Total: KINGSTON PLAZA                             51,500              280,750      5.45
                                                              -------              -----------------

       LUZERNE STREET SHOPPING CENTER. SCRANTON (Strip Mall)
             ECKERD DRUGS                                      14,000     4/30/04   94,500      6.75 (3)  5 YEAR (6 MONTHS)
             PRICE CHOPPER                                     40,618     4/30/04  177,650      4.37 (4)  5 YEAR (12 MONTHS)
                                                              -------              -----------------
             Total: LUZERNE STREET SHOPPING CENTER             54,618              272,150      4.98
                                                              -------              -----------------

       MARK PLAZA, EDWARDSVILLE (Strip Mall)
             KMART                                            104,956    10/31/04  204,664      1.95 (10) 5 YEAR (12 MONTHS)
             REDNER'S MARKET                                   52,639     5/31/18  421,112      8.00 (2)  5 YEAR (6 MONTHS)
                                                              -------              -----------------
             Total: MARK PLAZA                                157,595              625,776      3.97
                                                              -------              -----------------

       MONROE PLAZA, STROUDSBURG (Strip Mall)
             AMES                                              61,489     1/29/09   94,434      1.54 (3)  5 YEAR
             ECKERD DRUGS                                      13,716    10/31/02   48,006      3.50 (2)  5 YEAR (6 MONTHS)
             SHOP-RITE                                         52,924    10/31/05  281,278      5.31 (3)  5 & (1) 3 YEAR
                                                              -------              -----------------
             Total: MONROE PLAZA                              128,129              423,718      3.31
                                                              -------              -----------------

       MOUNTAINVILLE SHOPPING CENTER, ALLENTOWN (Strip Mail)
             ACME MARKETS(1)                                   32,200     6/30/04   85,416      2.65 Not Operating - Closed 2/24/00
             ECKERD DRUGS                                      15,808     4/30/04   60,000      3.80 (4)  5 YEAR (6 MONTHS)
             KLING'S HANDYMAN                                  20,000     1/31/02   80,000      4.00 (1)  5 YEAR (6 MONTHS)
                                                              -------              -----------------
             Total: MOUNTAINVILLE SHOPPING CENTER              68,008              225,416      3.31
                                                              -------              -----------------

       PITTSTON PLAZA, PITTSTON (Strip Mail)
             ECKERD DRUGS                                       8,468     6/30/06   76,212      9.00 (2)  5 YEAR (6 MONTHS)
             REDNER'S MARKETS                                  59,100    12/31/18  416,000      7.04 (2)  5 YEAR
                                                              -------              -----------------
             Total: PITTSTON PLAZA                             67,568              492,212      7.28
                                                              -------              -----------------

(1) This tenant has ceased operations at this location, however continues to pay rent pursuant to the lease Retail Anchor Properties- Wholly Owned

                                                                          [LOGO]

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                               SEPTEMBER 30, 2000

                              Anchor Tenant Summary
                              ---------------------

-----------------------------------------------------------------------------------------------------------------------------------
                      Property/Tenant Name                    Square      Lease       Annual       Annual           Options/
                        (Type of Center)                      Footage   Expiration     Rent       Rent PSF       Required Notice
-----------------------------------------------------------------------------------------------------------------------------------
                THE COMPANY CONSIDERS THOSE TENANTS WHO COMPRISE GREATER THAN 10% OF A CENTER'S GLA AS ANCHOR TENANTS
        (The below detail does not include space which is currently leased, but for which rent payment has not yet commenced)

Mid-Atlantic (continued)
------------------------
   Pennsylvania
   ------------

       PLAZA 15, LEWISBURG (Strip Mail)
             AMES                                                53,000   4/30/06    121,900       2.30 (3)     5 YEAR (6 MONTHS)
             WEIS MARKETS                                        28,800  12/31/01     95,088       3.30 (4)     5 YEAR (3 MONTHS)
                                                              ---------            --------------------
             Total: PLAZA 15                                     81,800              216,988       2.65
                                                              ---------            --------------------

       PLAZA 422, LEBANON (Strip Mall)
             PLAYTIME INC, (Sub-leased from Giant)               40,783   9/23/04    132,030       3.24 (5)     5 YEAR
             AMES                                                83,330  10/31/01    130,000       1.56 (4)     5 YEAR (6 MONTHS)
                                                              ---------            --------------------
             Total: PLAZA 422                                   124,113              262,030       2.11
                                                              ---------            --------------------

       ROUTE 6 MALL, HONESDALE (Strip Mall)
             KMART                                              119,658   4/30/20    687,951       5.75 (10)     5 YEAR (AUTOMATIC)
                                                              ---------            --------------------
             Total: ROUTE 6 MALL                                119,658              687,951       5.75
                                                              ---------            --------------------

       SHILLINGTON PLAZA, READING (Strip Mall)
             KMART                                               94,500   7/31/04    261,000       2.76 (9)     5 YEAR (12 MONTHS)
             WEIS MARKETS                                        40,107   8/31/01    106,720       2.66 (3)     5 YEAR (12 MONTHS)
                                                              ---------            --------------------
             Total: SHILLINGTON PLAZA                           134,607              367,720       2.73
                                                              ---------            --------------------

       TIOGA WEST,TUNKHANNOCK (Strip Mall)
             AMES                                                53,000   5/31/05    111,300       2.10 (2)     5 YEAR (6 MONTHS)
             ECKERD DRUGS                                        12,600   3/31/05     40,000       3.17 (2)     5 YEAR (6 MONTHS)
             FASHION BUG (Pays percentage rent only)             13,500  11/30/09          -          - (3)     5 YEAR (6 MONTHS)
             PENN TRAFFIC                                        34,238   9/30/14    222,547       6.50 (1)     5 YEAR & (1) 4 YEAR
                                                              ---------            --------------------
             Total: TIOGA WEST                                  113,338              373,847       3.30
                                                              ---------            --------------------

       25TH STREET SHOPPING CENTER, EASTON (Strip Mall)
             CVS                                                 13,400  12/31/05    127,300       9.50 (1)     5 YEAR (6 MONTHS)
             PETCO                                               15,400   1/31/09    127,050       8.25 (2)     5 YEAR
                                                              ---------            --------------------
             Total: 25TH STREET SHOPPING CENTER                  28,800              254,350       8.83
                                                              ---------            --------------------

       UNION PLAZA, NEW CASTLE (Strip Mall)
             AMES                                                94,000   1/31/17    493,500       5.25 (2)     5 YEAR
             PEEBLES (pays percentage rent only)                 25,052   1/31/18          -          - (3)     3 YEAR (AUTOMATIC)
             SEARS                                               98,940  10/25/11    445,230       4.50 (4)     5 YEAR
                                                              ---------            --------------------
             Total: UNION PLAZA                                 217,992              938,730       4.31
                                                              ---------            --------------------

       VALMONT PLAZA, WEST HAZELTON (Strip Mall)
             AMES                                                96,600   1/31/07    220,000       2.28 (3)     5 YEAR (6 MONTHS)
                                                              ---------            --------------------
             Total: VALMONT PLAZA                                96,600              220,000       2.28
                                                              ---------            --------------------
   Virginia
   --------
       KINGS FAIRGROUNDS, DANVILLE (Strip Mail)
             CVS                                                 12,160   2/28/02     29,184       2.40 (2)     5 YEAR
             SCHEWEL FURNITURE                                   60,200   1/31/01    165,550       2.75 (2)     5 YEAR (3 MONTHS)
             TRACTOR SUPPLY CO.                                  30,975  11/30/08    123,900       4.00 (3)     5 YEAR (6 MONTHS)
                                                              ---------            --------------------
             Total: KINGS FAIRGROUNDS                           103,335              318,634       3.08
                                                              ---------            --------------------

   Total: Mid-Atlantic                                        2,416,400            9,392,135       3.89
                                                              ---------            --------------------

                                                                          [LOGO]

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                               SEPTEMBER 30, 2000

                              Anchor Tenant Summary
                              ---------------------

-----------------------------------------------------------------------------------------------------------------------------------
                      Property/Tenant Name                    Square      Lease       Annual       Annual           Options/
                        (Type of Center)                      Footage   Expiration     Rent       Rent PSF       Required Notice
-----------------------------------------------------------------------------------------------------------------------------------
                THE COMPANY CONSIDERS THOSE TENANTS WHO COMPRISE GREATER THAN 10% OF A CENTER'S GLA AS ANCHOR TENANTS
        (The below detail does not include space which is currently leased, but for which rent payment has not yet commenced)

Retail Anchor Properties - Wholly Owned
---------------------------------------

Southeast
---------

   Alabama
   -------
       MIDWAY PLAZA, OPELIKA (Strip Mail)
             BEALL'S OUTLET                                    30,000     4/30/01     30,000       1.00  -
             EASTWYNN THEATRES                                 25,238     6/30/05    114,580       4.54 (2)     5 YEAR (12 MONTHS)
             OFFICE DEPOT                                      28,787    10/31/07     69,380       2.41 (3)     5 YEAR (AUTOMATIC)
                                                              -------              --------------------
             Total: MIDWAY PLAZA                               84,025                213,960       2.55
                                                              -------              --------------------

       NORTHSIDE MALL, DOTHAN (Mail)
             WAL-MART                                         111,970     1/31/04    227,974       2.04 (6)     5 YEAR (6 MONTHS)
                                                              -------              --------------------
             Total: NORTHSIDE MALL                            111,970                227,974       2.04
                                                              -------              --------------------

   Florida
   -------
       NEW SMYRNA BEACH SHOPPING CNTR, NEW SMYRNA BEACH (Strip Mall)
             HARDBODIES FAMILY FITNESS                         11,200     8/31/08     52,080       4.65  -
             THEATRE MANAGEMENT INC.(1)                        24,780    11/30/05    223,020       9.00 (4)     5 YEAR (6 MONTHS)
                                                              -------              --------------------
             Total: NEW SMYRNA BEACH SHOPPING CNTR             35,980                275,100       7.65
                                                              -------              --------------------

   Georgia
   -------
       CLOUD SPRINGS PLAZA, FORT OGLETHORPE (Strip Mall)
             BIG LOTS                                          30,000    10/31/05     99,000       3.30 -
             FOOD LION                                         29,000     1/31/11    181,250       6.25 (4)     5 YEAR
             W.S. BADCOCK                                      15,260     9/28/05     51,121       3.35 (1)     5 YEAR (6 MONTHS)
                                                              -------              --------------------
             Total: CLOUD SPRINGS PLAZA                        74,260                331,371       4.46
                                                              -------              --------------------

   South Carolina
   --------------
       MARTINTOWN PLAZA, NORTH AUGUSTA (Strip Mail)
             BELK STORE                                        44,000     1/31/04    154,000       3.50 (4)     5 YEAR (6 MONTHS)
             OFFICE DEPOT                                      29,996     6/30/08    142,500       4.75 (2)     5 YEAR (12 MONTHS)
                                                              -------              --------------------
             Total: MARTINTOWN PLAZA                           73,996                296,500       4.01
                                                              -------              --------------------

       WESMARK PLAZA, SUMTER (Strip Mail)
             GOODY'S                                           24,960     5/31/05    162,240       6.50 (2)     5 YEAR (6 MONTHS)
             SIMPSON'S PLAZA HARDWARE                          30,000     7/31/01     54,000       1.80
             STAPLES                                           21,840     9/30/05    114,660       5.25 (3)     5 YEAR (6 MONTHS)
             THEATRE MANAGEMENT INC.                           28,000     5/31/09    252,000       9.00 (2)     5 YEAR (6 MONTHS)
                                                              -------              --------------------
             Total: WESMARK PLAZA                             104,800                582,900       5.56
                                                              -------              --------------------

     Total: Southeast                                         485,031              1,927,805       3.97
                                                              -------              --------------------

(1) The tenant has recently expanded bringing the total space to 35,280 s.f. with rents of $349,020

                                                                          [LOGO]

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                               SEPTEMBER 30, 2000

                              Anchor Tenant Summary
                              ---------------------

-----------------------------------------------------------------------------------------------------------------------------------
                      Property/Tenant Name                    Square      Lease       Annual      Annual           Options/
                        (Type of Center)                      Footage   Expiration     Rent      Rent PSF       Required Notice
-----------------------------------------------------------------------------------------------------------------------------------
                THE COMPANY CONSIDERS THOSE TENANTS WHO COMPRISE GREATER THAN 10% OF A CENTER'S GLA AS ANCHOR TENANTS
        (The below detail does not include space which is currently leased, but for which rent payment has not yet commenced)

Retail Anchor Properties - Wholly Owned
---------------------------------------
Midwest
-------
     Illinois
     --------
         HOBSON WEST PLAZA, NAPERVILLE (Strip Mail)
               EAGLE FOOD CENTERS                                42,037  11/30/07      170,000     4.04 (5)     5 YEAR (6 MONTHS)
                                                              ---------            --------------------
               Total: HOBSON WEST PLAZA,                         42,037                170,000     4.04
                                                              ---------            --------------------
     Indiana
     -------
         MERRILLVILLE PLAZA, MERILLVILLE (Strip Mall)
               JC PENNEY                                         50,000   1/31/08      450,000     9.00 (2)     5 YEAR (12 MONTHS)
               OFFICEMAX                                         26,157   7/31/08      202,717     7.75 (4)     5 YEAR (6 MONTHS)
               TJX COMPANIES INC.                                25,200   1/31/04      182,700     7.25 (1)     5 YEAR (6 MONTHS)
                                                              ---------            --------------------
               Total: MERRILLVILLE PLAZA                        101,357                835,417     8.24
                                                              ---------            --------------------
     Michigan
     --------
         BLOOMFIELD TOWN SQUARE, BLOOMFIELD HILLS (Strip Mall)
               HOME GOODS                                        37,452   5/31/10      290,253     7.75 (3)     5 YEAR
               DRUG EMPORIUM                                     37,230  10/31/00      223,380     6.00 (4)     5 YEAR (6 MONTHS)
               OFFICEMAX                                         21,500   6/30/10      182,750     8.50 (3)     5 YEAR (9 MONTHS)
               TJ MAXX                                           36,000   3/31/03      234,000     6.50 (2)     5 YEAR (6 MONTHS)
                                                              ---------            --------------------
               Total: BLOOMFIELD TOWN SQUARE                    132,182                930,383     7.04
                                                              ---------            --------------------
     Ohio
     ----
         MAD RIVER STATION - RETAIL, DAYTON (Strip Mall)
               BABIES 'R' US                                     33,147   2/28/05      243,630     7.35 (3)     5 YEAR
               OFFICE DEPOT                                      25,038   8/31/05      231,600     9.25 (1)     5 YEAR (6 MONTH)
                                                              ---------            --------------------
               Total: MAD RIVER STATION - RETAIL SPACE           58,185                475,230     8.17
                                                              ---------            --------------------

     Total: Midwest                                             333,761              2,411,030     7.22
                                                              ---------            --------------------
Total: Retail Anchor Properties - Wholly Owned                4,995,641            $26,513,338   $ 5.31
                                                              =========            ====================
Mixed Use
---------
New England
-----------
     Connecticut
     -----------
         239 GREENWICH AVE., GREENWCH (Mixed Use - Retail/Apts)
               CHICO'S FASHION                                    4,541   1/31/10  $   295,165   $65.00 (2)     5 YEARS
               RESTORATION HARDWARE INC.                         12,293   4/30/15      830,000    67.52 (2)     5 YEARS (6 MONTHS)
                                                              ---------            --------------------
               Total: 239 GREENWICH AVE.                         16,834              1,125,165    66.84
                                                              ---------            --------------------

     Total: New England                                          16,834              1,125,165    66.84
                                                              ---------            --------------------
Southeast
---------
     Florida
     -------
         NORTHWOOD CENTRE, TALLAHASSEE (Mixed Use - Retail/Office)
               DPR #790:0070                                    151,233   4/30/06    2,167,169    14.33 (5)     1 YEAR
               DCF #590:1998                                    119,054   7/31/05    1,963,200    16.49 (1)     6 YEAR & (2) 2 YEAR
               PUBLIX SUPERMARKET                                51,950   6/30/05      175,000     3.37 (4)     5 YEAR
                                                              ---------            --------------------
               Total: NORTHWOOD CENTRE                          322,237              4,305,369    13.36
                                                              ---------            --------------------

     Total: Southeast                                           322,237              4,305,369    13.36
                                                              ---------            --------------------
Total: Mixed Use                                                339,071            $ 5,430,534   $16.02
                                                              =========            ====================

                                                                          [LOGO]

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                               SEPTEMBER 30, 2000

                              Anchor Tenant Summary
                              ---------------------

-----------------------------------------------------------------------------------------------------------------------------------
                      Property/Tenant Name                    Square      Lease       Annual      Annual           Options/
                        (Type of Center)                      Footage   Expiration     Rent      Rent PSF       Required Notice
-----------------------------------------------------------------------------------------------------------------------------------
                THE COMPANY CONSIDERS THOSE TENANTS WHO COMPRISE GREATER THAN 10% OF A CENTER'S GLA AS ANCHOR TENANTS
        (The below detail does not include space which is currently leased, but for which rent payment has not yet commenced)

Unconsolidated Retail Properties
--------------------------------

New York Region
---------------

     New York
     --------
         CROSSROADS SHOPPING CENTER,WHITEPLAINS, (Strip Mall)
               K-MART                                         100,725     1/31/12  $  566,250    $ 5.62 (5)    5 YEAR (9 MONTHS)
               WALDBAUMS                                       38,208    12/31/07     504,000     13.19 (5)    5 YEAR (9 MONTHS)
               B. DALTON                                       12,430     5/28/12     321,813     25.89 (2)    5 YEAR (18 MONTHS)
               MODELL'S                                        15,000     1/11/02     204,733     13.65 -
               PERGAMENT                                       25,000     2/28/09     193,750      7.75 (2)    5 YEAR (12 MONTHS)
                                                              --------             --------------------
               Total: CROSSROADS SHOPPING CENTER              191,363               1,790,546      9.36
                                                              --------             --------------------

     Total: New York Region                                   191,363               1,790,546      9.36
                                                              --------             --------------------

Total: Unconsolidated Retail Properties                       191,363              $1,790,546    $ 9.36
                                                              ========             ====================

                                     Page 38

                                                                          [LOGO]

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                               SEPTEMBER 30, 2000

                                Lease Expirations

                                                          Gross Leased Area                     Annualized Base Rent
                                                          -----------------             -----------------------------------
                                    Number of                            Percent                      Percent       Average
                                     Leases             Square             of                           of            per
                                    Expiring            Footage           Total         Amount         Total        Sq. Ft.
                                    --------            -------           -----         ------         -----        -------
Retail Properties
      Anchor Tenant Expirations
                          2000           2              68,830             1.38%         349,780         1.32%        5.08
                          2001           8             306,855             6.14%         737,108         2.78%        2.40
                          2002           4              73,104             1.46%         470,312         1.77%        6.43
                          2003           5             229,553             4.60%       1,006,886         3.80%        4.39
                          2004          20           1,047,510            20.97%       3,307,315        12.47%        3.16
                          2005          17             512,222            10.25%       2,830,669        10.68%        5.53
                          2006           4             178,133             3.57%         583,112         2.20%        3.27
                          2007           7             427,359             8.55%       1,914,380         7.22%        4.48
                          2008           7             214,453             4.29%       1,590,728         6.00%        7.42
                          2009           7             362,800             7.26%       1,265,255         4.77%        3.49
                          2010           4             115,646             2.31%       1,174,510         4.43%       10.16
                          2011           2             127,940             2.56%         626,480         2.36%        4.90
                          2012           1              50,225             1.01%         516,960         1.95%       10.29
                          2013           2             115,392             2.31%       1,334,994         5.04%       11.57
                          2014           2              85,896             1.72%         635,811         2.40%        7.40
                          2015           2             120,884             2.42%       1,358,841         5.13%       11.24
                          2017           2             158,665             3.18%       1,223,500         4.61%        7.71
                          2018           4             168,410             3.37%       1,200,731         4.53%        7.13
                          2019           3             327,845             6.56%       2,206,061         8.32%        6.73
                          2020           5             294,852             5.90%       2,034,881         7.67%        6.90
                          2021           1               9,067             0.19%         145,024         0.55%       15.99
                                       ---           ---------           ------      -----------       ------       ------
            Total Occupied             109           4,995,641           100.00%     $26,513,338       100.00%      $ 5.31
            Total Vacant                               336,558
                                                     ---------
            Total Square Feet                        5,332,199
                                                     =========

                                                                          [LOGO]

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                               SEPTEMBER 30, 2000

                                Lease Expirations

                                                          Gross Leased Area                     Annualized Base Rent
                                                          -----------------             -----------------------------------
                                    Number of                            Percent                      Percent       Average
                                     Leases             Square             of                           of            per
                                    Expiring            Footage           Total         Amount         Total        Sq. Ft.
                                    --------            -------           -----         ------         -----        -------
Retail Properties
      Shop Tenant Expirations
                     Month to Month     50             203,245             8.92%      $ 1,542,852       6.66%        $ 7.59
                          2000          30             104,387             4.58%          841,639       3.63%          8.06
                          2001          90             309,986            13.60%        2,873,486      12.40%          9.27
                          2002          81             303,806            13.33%        3,040,893      13.12%         10.01
                          2003          79             290,757            12.76%        3,054,210      13.18%         10.50
                          2004          58             251,289            11.02%        2,911,039      12.56%         11.58
                          2005          52             226,635             9.94%        2,561,954      11.05%         11.30
                          2006          18              99,064             4.35%          940,715       4.06%          9.50
                          2007          12              93,525             4.10%        1,091,127       4.71%         11.67
                          2008          20             116,162             5.10%        1,473,474       6.36%         12.68
                          2009          20             102,706             4.51%        1,060,666       4.58%         10.33
                          2010          10              96,379             4.23%          676,043       2.92%          7.01
                          2011           4              25,558             1.12%          338,054       1.46%         13.23
                          2014           2              31,411             1.38%          357,500       1.54%         11.38
                          2015           1               9,592             0.42%          180,330       0.78%         18.80
                          2019           1              14,887             0.64%          236,796       1.00%         15.91
                                       ---           ---------           ------       -----------     ------        -------
            Total Occupied             528           2,279,389           100.00%      $23,180,778     100.00%       $ 10.17
            Total Vacant                               513,640
                                                     ---------
            Total Square Feet                        2,793,029
                                                     =========

                                                                          [LOGO]

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                               SEPTEMBER 30, 2000

                                Lease Expirations

                                                          Gross Leased Area                     Annualized Base Rent
                                                          -----------------             -----------------------------------
                                    Number of                            Percent                      Percent       Average
                                     Leases             Square             of                           of            per
                                    Expiring            Footage           Total         Amount         Total        Sq. Ft.
                                    --------            -------           -----         ------         -----        -------
Retail Properties
      Total Retail Expirations
                     Month to Month     50             203,245             2.79%      $ 1,542,852       3.10%       $ 7.59
                          2000          32             173,217             2.38%        1,191,419       2.40%         6.88
                          2001          98             616,841             8.48%        3,610,594       7.27%         5.85
                          2002          85             376,910             5.18%        3,511,205       7.07%         9.32
                          2003          84             520,310             7.15%        4,061,096       8.17%         7.81
                          2004          78           1,298,799            17.85%        6,218,354      12.51%         4.79
                          2005          69             738,857            10.16%        5,392,623      10.85%         7.30
                          2006          22             277,197             3.81%        1,523,827       3.07%         5.50
                          2007          19             520,884             7.16%        3,005,507       6.05%         5.77
                          2008          27             330,615             4.54%        3,064,202       6.17%         9.27
                          2009          27             465,506             6.40%        2,325,921       4.68%         5.00
                          2010          14             212,025             2.91%        1,850,553       3.72%         8.73
                          2011           6             153,498             2.11%          964,534       1.94%         6.28
                          2012           1              50,225             0.69%          516,960       1.04%        10.29
                          2013           2             115,392             1.59%        1,334,994       2.69%        11.57
                          2014           4             117,307             1.61%          993,311       2.00%         8.47
                          2015           3             130,476             1.79%        1,539,171       3.10%        11.80
                          2017           2             158,665             2.18%        1,223,500       2.46%         7.71
                          2018           4             168,410             2.31%        1,200,731       2.42%         7.13
                          2019           4             342,732             4.71%        2,442,857       4.92%         7.13
                          2020           5             294,852             4.08%        2,034,881       4.08%         6.90
                          2021           1               9,067             0.12%          145,024       0.29%        15.99
                                       ---           ---------           -------      -----------     ------        ------
            Total Occupied             637           7,275,030           100.00%       49,694,116     100.00%         6.83
            Total Vacant                               850,198
                                                     ---------
            Total Square Feet                        8,125,228
                                                     =========

                                                                          [LOGO]

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                               SEPTEMBER 30, 2000

                                Lease Expirations

                                                          Gross Leased Area                     Annualized Base Rent
                                                          -----------------             -----------------------------------
                                    Number of                            Percent                      Percent       Average
                                     Leases             Square             of                           of            per
                                    Expiring            Footage           Total         Amount         Total        Sq. Ft.
                                    --------            -------           -----         ------         -----        -------
Mixed Use Expirations
                     Month to Month     7               21,655             4.71%      $  264,764        3.81%       $ 12.23
                          2000          2               23,164             5.04%         282,738        4.07%         12.21
                          2001          8               44,485             9.68%         647,692        9.32%         14.56
                          2003          3                6,627             1.44%          99,050        1.42%         14.95
                          2004          3                7,761             1.69%         110,598        1.59%         14.25
                          2005          4              177,802            38.69%       2,198,680       31.62%         12.37
                          2006          2              160,983            35.03%       2,216,569       31.88%         13.77
                          2009          1                  266             0.06%           7,257        0.10%         27.28
                          2010          1                4,541             0.99%         295,165        4.25%         65.00
                          2015          1               12,293             2.67%         830,000       11.94%         67.52
                                       --              -------           ------       ----------      ------        -------
            Total Occupied             32              459,577           100.00%       6,952,513      100.00%         15.13
            Total Vacant                                59,818
                                                       -------
            Total Square Feet                          519,395
                                                       =======

                                                                          [LOGO]

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                               SEPTEMBER 30, 2000

                                Lease Expirations

                                                          Gross Leased Area                     Annualized Base Rent
                                                          -----------------             -----------------------------------
                                    Number of                            Percent                      Percent       Average
                                     Leases             Square             of                           of            per
                                    Expiring            Footage           Total         Amount         Total        Sq. Ft.
                                    --------            -------           -----         ------         -----        -------
Total Portfolio Expirations
                     Month to Month    57               224,900            2.91%       1,807,616        3.19%          8.04
                          2000         34               196,381            2.54%       1,474,157        2.60%          7.51
                          2001        106               661,326            8.55%       4,258,286        7.52%          6.44
                          2002         85               376,910            4.87%       3,511,205        6.20%          9.32
                          2003         87               526,937            6.81%       4,160,146        7.34%          7.89
                          2004         81             1,306,560           16.89%       6,328,952       11.17%          4.84
                          2005         73               916,659           11.85%       7,591,303       13.40%          8.28
                          2006         24               438,180            5.67%       3,740,396        6.60%          8.54
                          2007         19               520,884            6.73%       3,005,507        5.31%          5.77
                          2008         27               330,615            4.27%       3,064,202        5.41%          9.27
                          2009         28               465,772            6.02%       2,333,178        4.12%          5.01
                          2010         15               216,566            2.80%       2,145,718        3.79%          9.91
                          2011          6               153,498            1.98%         964,534        1.70%          6.28
                          2012          1                50,225            0.65%         516,960        0.91%         10.29
                          2013          2               115,392            1.49%       1,334,994        2.36%         11.57
                          2014          4               117,307            1.52%         993,311        1.75%          8.47
                          2015          4               142,769            1.85%       2,369,171        4.18%         16.59
                          2017          2               158,665            2.05%       1,223,500        2.16%          7.71
                          2018          4               168,410            2.18%       1,200,731        2.12%          7.13
                          2019          4               342,732            4.43%       2,442,857        4.31%          7.13
                          2020          5               294,852            3.82%       2,034,881        3.60%          6.90
                          2021          1                 9,067            0.12%         145,024        0.26%         15.99
                                      ---             ---------          ------       ----------      ------         ------
            Total Occupied            669             7,734,607          100.00%      56,646,629      100.00%          7.32
            Total Vacant                                910,016
                                                      ---------
            Total Square Feet                         8,644,623
                                                      =========

                                                                          [LOGO]

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                               SEPTEMBER 30, 2000

                                Lease Expirations

                                                          Gross Leased Area                     Annualized Base Rent
                                                          -----------------             -----------------------------------
                                    Number of                            Percent                      Percent       Average
                                     Leases             Square             of                           of            per
                                    Expiring            Footage           Total         Amount         Total        Sq. Ft.
                                    --------            -------           -----         ------         -----        -------
Joint Ventures
                     Month to Month    1                 3,000             0.98%      $  95,700         1.90%         31.90
                          2001         1                 1,650             0.54%         50,144         1.00%         30.39
                          2002         7                31,517            10.31%        689,317        13.68%         21.87
                          2003         5                20,241             6.62%        626,518        12.43%         30.95
                          2004         7                30,516             9.99%        789,917        15.68%         25.89
                          2005         6                19,315             6.32%        555,421        11.02%         28.76
                          2006         3                 5,260             1.72%        150,818         2.99%         28.67
                          2007         4                44,238            14.48%        702,891        13.95%         15.89
                          2008         3                10,201             3.34%        241,883         4.80%         23.71
                          2009         2                26,462             8.66%        247,844         4.92%          9.37
                          2012         2               113,155            37.04%        888,063        17.63%          7.85
                                      --               -------           ------       ---------       ------          -----
            Total Occupied            41               305,555           100.00%      5,038,516       100.00%         16.49
            Total Vacant                                 5,472
                                                       -------
            Total Square Feet                          311,027
                                                       =======

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                               SEPTEMBER 30, 2000

                      Residential (Multi-family) Properties

                                                                                                   % Leased             % Leased
                Property                         Location       Square Feet       Units        September 30, 2000     June 30, 2000
                --------                         --------       -----------       -----        ------------------     -------------
              MID-ATLANTIC

                Maryland
          Glen Oaks Apartments                   Greenbelt         557,772          463               99%                   98%

          Marley Run Apartments                   Pasadena         274,200          336               95%                   95%

             North Carolina
           Village Apartments                  Winston Salem       578,606          600               83%                   81%

                 MIDWEST

                Missouri
Gate House, Holiday House, Tiger Village,         Columbia         628,891         874                98%                   90%(1)
                                                                 ---------        ----               ---                   ---
            Colony Apartments


                 Totals                                          2,039,469       2,273                94%                   90%
                                                                 =========       =====               ===                   ===


(1) As this property has tenants associated with the University of Missouri, the increase in occupancy is largely due to the commencment of the academic session.

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                               SEPTEMBER 30, 2000

                         Properties Under Redevelopment

                                                                                                                         Expected
                                                                               Projected     Projected    Projected      Date of
                                 Type of           Total           Costs         Costs          Total      Return       Stabilized
           Center                 Center            GLA          Incurred      Remaining        Cost       on Cost      Operatons
           ------                 ------            ---          --------      ---------        ----       -------      ---------
Gateway Shopping Center       Strip Center       106,245(1)     $7,465,000    $ 9,235,000   $16,700,000     10.0%     2nd Qtr. 2002

Elmwood Park                  Strip Center       155,000         $ 247,000     11,653,000    11,900,000     11.3%     3rd Qtr. 2002

Abington Towne Center         Enclosed Mall      178,434        $1,104,000      2,896,000     4,000,000(2)            4th Qtr. 2001

Northside Mall                Enclosed Mall      382,299        $1,232,000        268,000     1,500,000     13.0%     4th Qtr. 2000

Future Redevelopment/Anchor Retenanting Properties

Methuen                       Strip Center                         134,494

(1) Although currently 119,452 square feet, this center will be 106,245 following the completion of redevelopment

(2) The Company has entered into a contract to sell approximately 160,000 square feet of the main building at the Abington Towne Center to the Target Corporation for $11.5 million. The Company will retain ownership of approximately 50,000 square feet of the building as well as the outparcels and related parking areas. Following completion of the redevelopment, the center will be anchored by a Target store and T.J. Maxx. The redevelopment will result in a net increase in property value of approximately $3.9 million (net of redevelopment costs and associated downtime).